[Front cover page]

Galaxy Fund II






Prospectus
July 31, 2000

Galaxy II Municipal Bond Fund










As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this Fund or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.




                                                                          [Logo]

                                    Contents

                            1           RISK/RETURN SUMMARY
                            1           Introduction
                            3           Galaxy II Municipal Bond Fund
                            8           Additional information about risk
                            9           FUND MANAGEMENT
                           10           HOW TO INVEST IN THE FUND
                           10           Buying, selling and exchanging shares
                           11                How to buy shares
                           12                How to sell shares
                           13                How to exchange shares
                           14                Other transaction policies
                           15           DIVIDENDS, DISTRIBUTIONS AND TAXES
                           17           GALAXY II INVESTOR PROGRAMS
                           18           HOW TO REACH GALAXY II
                           19           FINANCIAL HIGHLIGHTS

Risk/return summary

Introduction

THIS PROSPECTUS describes the Galaxy II Municipal Bond Fund. The Fund invests primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax.

On the following pages, you'll find important information about the Galaxy II Municipal Bond Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.

[Sidenote:]
TAX-EQUIVALENT YIELD

One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.


IS THE FUND RIGHT FOR YOU?

The Fund is designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield.

TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUND'S INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for the Fund. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy II investment portfolios. As of March 31, 2000, the Adviser managed over $104 billion in assets.

AN INVESTMENT IN THE FUND ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

Galaxy II Municipal Bond Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with the highest level of income exempt from regular federal income tax consistent with prudent investment management and preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests substantially all (at least 80%) of its net assets in municipal securities that pay interest which is exempt from regular federal income taxes, primarily bonds (normally, at least 65% of total assets).

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax
(AMT). Investments in private activity bonds subject to the AMT will normally not exceed 20% of the Fund's net assets and will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers, and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. Investment grade securities have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P), Moody's Investors Service, Inc. (Moody's), or another nationally recognized statistical rating organization (NRSRO), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or another NRSRO, or in unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that, under the circumstances, the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by S&P, Moody's or another NRSRO if the securities exceed 5% of the Fund's net assets.

Under normal market conditions, the Fund expects to maintain a weighted average maturity of between 7 and 12 years. There is no limit on the maturity of any individual security in the Fund.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
MUNICIPAL SECURITIES

State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.


[Sidenote:]
TYPES OF MUNICIPAL SECURITIES

GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.


[Sidenote:]
AVERAGE WEIGHTED MATURITY

Average weighted maturity gives you the average time until all debt securities in the Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by the Fund with each maturity "weighted" according to the percentage of assets it represents.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P, Moody's or another NRSRO have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of the Fund has varied from year to year.

[bar chart goes here]

       1994                1995              1996              1997              1998              1999
       ----                ----              ----              ----              ----              ----
      -5.59%              14.63%             3.56%             7.23%             5.46%            -1.16%

[Footnote to bar chart:]
The Fund's year-to-date return as of the quarter ended March 31, 2000 was 1.79%.


[Sidenote:]

Best quarter:              6.09% for the quarter ending March 31, 1995
Worst quarter:             (4.89)% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.

-------------------------------------------------------------------------------------------------------------
                                                1 year             5 years            Since inception
-------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                             (1.16)%             5.82%             4.67% (4/15/93)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Seven-Year
Municipal Bond Index                            (0.14)%             6.35%             6.07% (4/1/93)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal
Bond Index                                       0.29%              6.24%             4.98% (since 6/30/93)*
-------------------------------------------------------------------------------------------------------------

* The Lehman Brothers Quality Intermediate Municipal Bond Index started on June 30, 1993.

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]

The Lehman Brothers Seven-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of seven years or less.

[Sidenote:]

The Lehman Brothers Quality Intermediate Municipal Bond Index, a subset of the Lehman Brothers Municipal Bond Index, is an unmanaged index that tracks the performance of municipal bonds with remaining maturities between two and twelve years and rated in one of the top three rating categories.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (fees deducted from the Fund's assets)

---------------------------------------------------------------------------------------------------------------------
                                                      Distribution                               Total Fund operating
                              Management fees         (12b-1) fees         Other expenses              expenses
---------------------------------------------------------------------------------------------------------------------
   Municipal Bond Fund             0.25%                  None                 0.35%                     0.60%
---------------------------------------------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


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

---------------------------------------------------------------------------------------------------------------
                                       1 year                3 years               5 years             10 years
---------------------------------------------------------------------------------------------------------------
     Municipal Bond Fund                $61                   $192                  $335                 $750
---------------------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGER

The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio. The Committee has managed the Fund since 1996.

Additional information about risk

The main risks associated with an investment in the Galaxy II Municipal Bond Fund have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

The Fund may temporarily hold up to 20% of its net assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include short-term municipal securities, such as short-term municipal notes and tax-exempt commercial paper, and taxable money market securities, such as U.S. Government obligations, bank certificates of deposit and bankers' acceptances, and repurchase agreements collateralized by these securities. This strategy could prevent the Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes the Fund's main investment strategies and the particular types of securities in which the Fund mainly invests. The Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

YEAR 2000 RISKS

Over the past several years, the Adviser and the Fund's other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Fund did not experience any material disruptions in its operations as a result of the transition to the 21st century. The Adviser and the Fund's other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Fund as a result of future computer-related Y2K difficulties.

Fund management

ADVISER

The Adviser, subject to the general supervision of Galaxy II's Board of Trustees, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Fund, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The Fund paid the Adviser management fees equal to 0.25% of the Fund's average net assets during the last fiscal year.

How to invest in the Fund


Buying, selling and exchanging shares

You can buy and sell shares of the Fund on any day that the Fund is open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

The price at which you buy shares is the NAV next determined after your order is accepted. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy II's Board of Trustees.

[Sidenote:]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of the Fund's assets minus the value of the Fund's liabilities divided by the number of shares of the Fund held by investors.


[Sidenote:]


MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts

-    $100 for college savings accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See GALAXY II INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy II may redeem your shares and close your account. Galaxy II will give you 60 days' notice in writing before closing your account.

How to buy shares

You can buy shares through your financial institution or directly from Galaxy II's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to the Fund, to:

Galaxy Fund II
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- the detachable form that's included with your Galaxy II statement or your confirmation of a prior transaction

- a letter stating the amount of your investment, the name of the Fund and your account number.

If your check is returned because of insufficient funds, Galaxy II will cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy II's distributor. You should wire money and registration instructions to:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA #0110-0013-8
DDA #79673-5702
Ref:  Galaxy Fund II
(Account number)
(Account registration)

Before making an initial investment by wire, you must complete an account application and send it to Galaxy Fund II, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy II. Call Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS

If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy II's distributor and wiring the money to Galaxy II's custodian. For details, please contact your financial institution.


How to sell shares

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL

Send your request in writing to:

Galaxy Fund II
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:

-    The name of the Fund
-    The number of shares or the dollar amount you want to sell
-    Your account number
-    Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[Sidenote:]
SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,
- you want Galaxy II to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,
- you want Galaxy II to send your money to the address on your account that's changed within the last 30 days, or
-    you want Galaxy II to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

SELLING BY PHONE

You can sell shares by calling Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252), unless you tell Galaxy II on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy II because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy II's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy II in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

CUSTOMERS OF FINANCIAL INSTITUTIONS

Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy II's distributor and for crediting your account with the proceeds. Galaxy II doesn't charge a fee for wiring sales proceeds to your financial institution, but your financial institution may charge you a fee.


How to exchange shares

You may exchange shares of the Fund having a value of at least $100 for shares of any other Galaxy II Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You will have to pay a sales charge if you exchange shares of the Fund for shares of another Fund that assesses a sales charge on purchases, unless you qualify for an exemption.

TO EXCHANGE SHARES:

- call Galaxy II's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:

     Galaxy Fund II
     P.O. Box 6520
     Providence, RI  02940-6520

-    ask your financial institution.

Galaxy II doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy II may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

Other transaction policies

If Galaxy II doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy II won't accept your order. Galaxy II will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Fund that are legally available in your state.

Galaxy II may refuse any order to buy shares. Galaxy II doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy II may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy II or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy II has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy II normally pays you cash when you sell your shares, but it has the right to deliver securities owned by the Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy II reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect the Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy II will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy II reserves the right to vary or waive any minimum investment requirement.

Dividends, distributions and taxes

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund generally declares dividends from net investment income daily and pays them monthly. It normally distributes net capital gains annually. It's expected that the Fund's annual distributions will be mainly income dividends. Dividends and distributions are reinvested in additional shares of the Fund unless you indicate in the account application or in a letter to Galaxy II that you want to have dividends and distributions paid in cash.

FEDERAL TAXES

It is expected that the Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Fund will generally be taxable to you as long-term capital gains, and distributions, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. It is expected that the Fund may pay such taxable distributions from time to time. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a taxable distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such exempt-interest dividend amount.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES

Dividends paid by the Fund that are attributable to interest earned by the Fund may be taxable to shareholders under state or local law. Some states allow shareholders to exclude from state income tax that portion of the Fund's tax-exempt interest income that is attributable to municipal securities issued within the shareholder's own state. To assist shareholders of these states, the Fund will provide a breakdown of its tax-exempt interest income on a state-by-state basis at year-end.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Galaxy II investor programs

It's also easy to buy or sell shares of the Fund by using one of the programs described below. Just tell Galaxy II the amount and how frequently you want to buy or sell shares and Galaxy II does the rest. For further information on any of these programs, call Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy II Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your investment account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy II at:

Galaxy Fund II
P.O. Box 6520
Providence, RI  02940-6520

Please allow at least five days for the cancellation.

How to reach Galaxy II

THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY II SHAREHOLDER SERVICES

Call Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy II representative.

INVESTCONNECT

InvestConnect is Galaxy II's Shareholder Voice Response System. Call 1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy II by calling 1-508-871-4121.

[Sidenote:]
HEARING IMPAIRED

Galaxy II also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

THE INTERNET

Please visit Galaxy II's Web site at:  www.galaxyfunds.com

Financial highlights

The financial highlights table shown below will help you understand the Fund's financial performance for the past five years. Certain information reflects the financial performance for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended March 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in Galaxy II's Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended March 31, 1998, 1997 and 1996 was audited by Galaxy II's former auditors, whose report dated May 8, 1998, expressed an unqualified opinion on such financial statements.

Galaxy II Municipal Bond Fund
(For a share outstanding throughout each period)

                                                                       FOR THE YEARS ENDED MARCH 31,
                                                                       -----------------------------
                                                              2000         1999        1998         1997        1996
                                                             ------       -----       -----        -----        ----
Net asset value, beginning of period...............          $10.59      $10.51      $10.15       $10.20       $9.94
                                                             ------       -----       -----        -----        ----
Income from investment operations:
     Net investment income(1)......................            0.44        0.46        0.47         0.47        0.46
     Net realized and unrealized gain (loss) on               (0.45)       0.08        0.36        (0.05)       0.26
                                                              ------       ----        ----        -----        ----
investments
Total from investment operations...................           (0.01)       0.54        0.83         0.42        0.72
                                                              ------       ----        ----         ----       -----
Less dividends:
     Dividends from net investment income..........           (0.45)      (0.46)      (0.47)       (0.47)      (0.46)
                                                              ------      ------      ------       ------      ------
Total dividends....................................           (0.45)      (0.46)      (0.47)       (0.47)      (0.46)
                                                              ------      ------      ------       -----       ------
Net increase (decrease) in net asset value.........           (0.46)       0.08        0.36        (0.05)       0.26
                                                              ------       ----        ----        -----        ----
Net asset value, end of period.....................          $10.13      $10.59      $10.51       $10.15      $10.20
                                                             ======       =====       =====        =====       =====
Total return.......................................           (0.05)%      5.20%       8.29%        4.15%       7.36%
Ratios/supplemental data:
Net assets, end of period (000's)..................         $27,769     $21,607     $18,147     $19,921      $22,478
Ratios to average net assets:
     Net investment income including
       reimbursement...............................            4.28%       4.31%       4.49%        4.57%       4.54%
     Operating expenses including reimbursement                0.60%       0.60%       0.60%        0.60%       0.60%
     Operating expenses excluding reimbursement                0.60%       0.60%       0.60%        0.60%       0.61%
Portfolio turnover rate............................           38%         43%         28%           7%          2%

-------------------

1 Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $ 0.44, $0.46, $0.47, $0.47 and $0.46, respectively.

[Back Cover Page]

Where to find more information

You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy II's annual and semi-annual reports contain more information about the Fund and a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Fund and its policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling Galaxy II toll free at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

Galaxy Fund II
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Fund, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy II's Investment Company Act File No. is 811-06051.

PROTRMBND 18033 7/31/00 PKG 50

[Front cover page]

Galaxy Fund II

Galaxy II Index Funds




Prospectus
July 31, 2000

Galaxy II Large Company Index Fund
Galaxy II Small Company Index Fund
Galaxy II Utility Index Fund
Galaxy II U.S. Treasury Index Fund








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



                                                                          [Logo]

                                    CONTENTS

                          1                RISK/RETURN SUMMARY
                          1                Introduction
                          3                Galaxy II Large Company Index Fund
                          7                Galaxy II Small Company Index Fund
                         12                Galaxy II Utility Index Fund
                         16                Galaxy II U.S. Treasury Index Fund
                         20                Additional information about risk

                         21                FUND MANAGEMENT

                         22                HOW TO INVEST IN THE FUNDS
                         22                Buying, selling and exchanging shares
                         23                  HOW TO BUY SHARES
                         24                  HOW TO SELL SHARES
                         25                  HOW TO EXCHANGE SHARES
                         26                  OTHER TRANSACTION POLICIES

                         27                DIVIDENDS, DISTRIBUTIONS AND TAXES

                         29                GALAXY II INVESTOR PROGRAMS
                         29                Retirement plans
                         29                Other programs

                         31                HOW TO REACH GALAXY II

                         32                FINANCIAL HIGHLIGHTS

                         37                MISCELLANEOUS

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy II Index Funds. The Funds use a strategy called indexing, which seeks to provide investment results that match the price and yield performance of particular sets of securities or market segments.

On the following pages, you'll find important information about each of the Galaxy II Index Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.

[Sidenote:]
THE INDEXING STRATEGY

The Funds are not actively managed. This means that the Adviser does not use economic, financial and market analysis in selecting securities for the Funds. Instead, the Adviser attempts to approximate the performance of each Fund's target index by investing the Fund's assets in securities included in that index. The Adviser relies on sophisticated computer models in managing the Fund's investments. Because the indexing approach generally involves low portfolio turnover, transaction and administration costs tend to be low as well.

WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Index funds are generally suited for investors seeking to closely match the investment performance of a particular market segment as represented by a designated market index. Different indices are comprised of securities that carry varying levels of risk.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for the Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the Galaxy II Municipal Bond Fund. As of March 31, 2000, the Adviser managed over $104 billion in assets.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY II LARGE COMPANY INDEX FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[Sidenote:]
S&P 500

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


[Sidenote:]
MARKET CAPITALIZATION

A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors. The average market capitalization of the companies included in the S&P 500 as of March 31, 2000 was approximately $24 billion.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund uses an indexing strategy through the use of sophisticated computer models to approximate the investment performance of the S&P 500. The Fund invests substantially all (at least 80%) of its total assets in the common stock of companies included in the S&P 500. Normally, the Fund holds all 500 stocks in the S&P 500, and in approximately the same percentage as each stock is represented in the S&P 500.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant proportion of the S&P 500. Those stocks will be represented in substantially the same proportion in the Fund.

The Fund will only purchase a security that is included in the S&P 500 at the time of purchase. The Fund will normally only buy or sell securities to adjust to changes in the composition of the S&P 500 or to accommodate cash flows into and out of the Fund.

The Fund also invests in stock index futures contracts in order to track the S&P 500 when the purchase of individual securities may be less efficient.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P 500 within a .95 correlation coefficient.

[Sidenote:]

STOCK INDEX FUTURES CONTRACTS

A stock index futures contract obligates a Fund, at the end of the contract, to pay or receive an amount equal to the difference between the value of the stock index on the date the contract was struck and its value at the end of the contract, multiplied by the dollar amount of the contract. No physical delivery of the underlying stocks in the index is made.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

There is the additional risk that the Fund will fail to match the investment results of the S&P 500 as a result of shareholder purchase and redemption activity, transaction costs, expenses and other factors.

In addition, the Fund carries the following main risks:

- INDEXING RISK - Your investment in the Fund will typically decline in value when the S&P 500 declines. Since the Fund is designed to track the S&P 500, the Fund cannot purchase other securities that may help offset declines in the S&P 500. In addition, because the Fund may not always hold all stocks included in the S&P 500 and may not always be fully invested, the Fund's performance may fail to match the performance of the S&P 500, after taking expenses into account.

- SECTOR RISK - To the extent that the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P 500 and, correspondingly, of the Fund's holdings, the Fund will be especially susceptible to the risks associated with investments in those market sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete of become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

- STOCK INDEX FUTURES CONTRACTS - The Fund may not always be able to track the performance of its index by entering into stock index futures contracts because the prices of stock index futures contracts may not always match the movement of the index to which they relate. Also, a liquid secondary market may not be available, which might prevent the Adviser from closing out a futures contract when desired.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[bar chart goes here]

     1991            1992           1993          1994           1995          1996           1997           1998          1999
     ----            ----           ----          ----           ----          ----           ----           ----          ----
    29.07%           7.09%         9.61%          0.96%         37.09%        22.54%         32.81%         28.06%        20.49%

[Footnote to bar chart:]
The Fund's year-to-date return as of the quarter ended March 31, 2000 was 2.06%.


[Sidenote:]

Best quarter:                 21.24% for the quarter ending December 31, 1998
Worst quarter:               -10.02% for the quarter ending September 30, 1998


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999 as compared to the S&P 500.

----------------------------------------------------------------------------------------------------------
                                            1 year               5 years             Since inception
----------------------------------------------------------------------------------------------------------
Large Company Index Fund                     20.49%               28.05%                   20.64%(10/1/90)
----------------------------------------------------------------------------------------------------------
S&P 500                                      21.03%               28.54%             21.34%(since 9/30/90)
----------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (fees deducted from the Fund's assets)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      Total Fund operating
                              Management Fees      Distribution (12b-1) fees     Other expenses             expenses
--------------------------------------------------------------------------------------------------------------------------
 Large Company Index Fund          0.10%                    None                      0.37%                   0.47%
--------------------------------------------------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------------------
                                  1 year                3 years                5 years                10 years
--------------------------------------------------------------------------------------------------------------
Large Company Index Fund           $48                   $151                   $263                    $591
--------------------------------------------------------------------------------------------------------------

GALAXY II SMALL COMPANY INDEX FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks with smaller stock market capitalizations, as represented by the Standard & Poor's SmallCap 600 Stock Price Index (S&P SmallCap 600).


[Sidenote:]
S&P SMALLCAP 600

The S&P SmallCap 600 is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of small companies.


[Sidenote:]
MARKET CAPITALIZATION

A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors. The average market capitalization of the companies included in the S&P SmallCap 600 as of March 31, 2000 was approximately $607 million.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund uses an indexing strategy through the use of sophisticated computer models to approximate the investment performance of the S&P SmallCap 600. The Fund invests substantially all (at least 80%) of its total assets in the common stocks of companies included in the S&P SmallCap 600. Normally, the Fund holds all 600 stocks in the S&P SmallCap 600, in approximately the same percentage as each stock represents in the S&P SmallCap 600. From time to time, however, when deemed advisable by the Adviser, the Fund will not hold all of the stocks in the S&P SmallCap 600 but instead will use a statistical technique known as "portfolio optimization." When using portfolio optimization, the Adviser will consider whether or not to include each stock in the Fund based on that stock's contribution to the Fund's market capitalization, industry representation and exposure to certain fundamentals (such as dividend yield, price-earnings multiple and average growth rates) as compared to the S&P SmallCap 600. When utilized, portfolio optimization is expected to provide an effective method of substantially duplicating the dividend income and capital gains of the S&P SmallCap 600.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600, those stocks will be represented in substantially the same proportion in the Fund.

The Fund will only purchase a security that is included in the S&P SmallCap 600 at the time of purchase. The Fund will normally only buy or sell securities to adjust to changes in the composition of the S&P SmallCap 600 or to accommodate cash flows into and out of the Fund.

The Fund also invests in stock index futures contracts in order to track the S&P SmallCap 600 when the purchase of individual securities may be less efficient.


[Sidenote:]
STOCK INDEX FUTURES CONTRACTS

A stock index futures contract obligates a Fund, at the end of the contract, to pay or receive an amount equal to the difference between the value of the stock index on the date the contract was struck and its value at the end of the contract, multiplied by the dollar amount of the contract. No physical delivery of the underlying stocks in the index is made.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P SmallCap 600 within a .95 correlation coefficient.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

There is the additional risk that the Fund will fail to match the investment results of the S&P SmallCap 600 as a result of shareholder purchase and redemption activity, transaction costs, expenses and other factors.

In addition, the Fund carries the following main risks:

- INDEXING RISK - Your investment in the Fund will typically decline in value when the S&P SmallCap 600 declines. Since the Fund is designed to track the S&P SmallCap 600, the Fund cannot purchase other securities that may help offset declines in stocks represented in the S&P SmallCap 600. In addition, because the Fund may not always hold all stocks included in the S&P SmallCap 600, such as when the Adviser deems it advisable to utilize portfolio optimization, and may not always be fully invested, the Fund's performance may fail to match the performance of the S&P SmallCap 600, after taking expenses into account.

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- SECTOR RISK - To the extent that the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600 and, correspondingly, of the Fund's holdings, the Fund will be especially susceptible to the risks associated with investments in those market sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

- STOCK INDEX FUTURES CONTRACTS - The Fund may not always be able to track the performance of its index by entering into stock index futures contracts because the prices of stock index futures contracts may not always match the movement of the index to which they relate. Also, a liquid secondary market may not be available, which might prevent the Adviser from closing out a futures contract when desired.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[bar chart goes here]

     1991            1992           1993          1994           1995          1996           1997           1998          1999
     ----            ----           ----          ----           ----          ----           ----           ----          ----
    45.53%          12.27%         11.35%        -3.66%         33.11%        19.68%         23.56%         -1.75%         11.66%

[Footnote to bar chart:]
The Fund's year-to-date return as of the quarter ended March 31, 2000 was (6.41)%.


[Sidenote:]

Best quarter:               22.13% for the quarter ending March 31, 1991
Worst quarter:              (20.89)% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to the S&P SmallCap 600.

--------------------------------------------------------------------------------------------------------------
                                              1 year                 5 years               Since inception
--------------------------------------------------------------------------------------------------------------
Small Company Index Fund                      11.66%                 16.64%                 16.44%(10/1/90)
--------------------------------------------------------------------------------------------------------------
S&P SmallCap 600                              12.41%                 17.05%              17.94%(since 9/30/90)
--------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Annual Fund operating expenses (fees deducted from the Fund's assets)

-------------------------------------------------------------------------------------------------------------------------------
                                                       Distribution
                              Management fees          (12b-1) fees           Other expenses      Total Fund operating expenses
-------------------------------------------------------------------------------------------------------------------------------
Small Company Index Fund           0.10%                   None                   0.31%                      0.41%
-------------------------------------------------------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------------------------
                                    1 year                  3 years                 5 years                 10 years
--------------------------------------------------------------------------------------------------------------------
 Small Company Index Fund            $42                     $132                    $230                     $518
--------------------------------------------------------------------------------------------------------------------

GALAXY II UTILITY INDEX FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks of companies in the utility industry, as represented by the Standard & Poor's Utilities Composite Stock Price Index (S&P Utilities Index).


[Sidenote:]
S&P UTILITIES INDEX

The S&P Utilities Index is an unmanaged index that tracks the performance of the utility sector of the S&P 500. The weighting of stocks in the S&P Utilities Index is based on each stock's relative market capitalization. The S&P Utilities Index is currently made up of approximately 55 common stocks.


[Sidenote:]
MARKET CAPITALIZATION

A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund uses an indexing strategy through the use of sophisticated computer models to approximate the investment performance of the S&P Utilities Index. The Fund invests substantially all (at least 80%) of its total assets in the common stocks of companies included in the S&P Utilities Index. Normally the Fund holds every stock in the S&P Utilities Index, in approximately the same percentage as each stock represents in the S&P Utilities Index.

The Fund will only purchase a security that is included in the S&P Utilities Index at the time of purchase. The Fund will normally only buy or sell securities to adjust to changes in the composition of the S&P Utilities Index or to accommodate cash flows into and out of the Fund.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P Utilities Index within a .95 correlation coefficient.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

There is the additional risk that the Fund will fail to match the investment results of the S&P Utilities Index as a result of shareholder purchase and redemption activity, transaction costs, expenses and other factors.

In addition, the Fund carries the following main risks:

- INDEXING RISK - Your investment in the Fund will typically decline in value when the S&P Utilities Index declines. Since the Fund is designed to track the S&P Utilities Index, the Fund cannot purchase other securities that may help offset declines in stocks represented in the S&P Utilities Index. In addition, because the Fund may not always hold all stocks included in the S&P Utilities Index and may not always be fully invested, the Fund's performance may fail to match the performance of the S&P Utilities Index.

- INDUSTRY CONCENTRATION - The Fund concentrates its investments (i.e. invests 25% or more of its total assets) in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that holds securities representing a broad range of industries.

- INDUSTRY RISK - Because the Fund concentrates its investments in the utility industry, it is subject to industry risk. Industry risk is the possibility that a particular group of related stocks, such as those stocks in a particular industry, may decline in price due to industry-specific developments. For the utility industry, these developments could include changing regulations, which could limit profits, dividends or access to new markets, unexpected increases in fuel or other operating costs, increasing competition, and restriction to relatively mature markets.

- LACK OF DIVERSIFICATION - The Fund is non-diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[bar chart goes here]

       1994                1995                1996               1997               1998                1999
       ----                ----                ----               ----               ----                ----
      -8.64%              37.08%              3.47%              28.51%             14.77%              (9.49)%

[Footnote to bar chart:]
The Fund's year-to-date return as of the quarter ended March 31, 2000 was 7.68%.


[Sidenote:]

Best quarter:               15.97% for the quarter ending December 31, 1997
Worst quarter:              (9.35)% for the quarter ending March 31, 1999


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to the S&P Utilities Index.

------------------------------------------------------------------------------------------------------------
                                          1 year                    5 years                  Since inception
------------------------------------------------------------------------------------------------------------
Utility Index Fund                        (9.49)%                   13.65%                    10.11%(1/5/93)
------------------------------------------------------------------------------------------------------------
S&P Utilities Index                       (8.88)%                   13.66%            10.40%(since 12/31/92)
------------------------------------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (fees deducted from the Fund's assets)

-----------------------------------------------------------------------------------------------------------------------------
                                                             Distribution                                Total Fund operating
                                  Management fees            (12b-1) fees          Other expenses              expenses
-----------------------------------------------------------------------------------------------------------------------------
     Utility Index Fund                0.10%                     None                   0.30%                    0.40%
-----------------------------------------------------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------------
                                    1 year                3 years                5 years                   10 years
-------------------------------------------------------------------------------------------------------------------
    Utility Index Fund               $41                   $128                   $224                       $505
-------------------------------------------------------------------------------------------------------------------

GALAXY II U.S. TREASURY INDEX FUND

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. Treasury notes and bonds, as represented by the U.S. Treasury component (U.S. Treasury Index) of the Salomon Smith Barney Broad Investment-Grade Bond Index.

[Sidenote:]
U.S. TREASURY INDEX

The U.S. Treasury Index is an unmanaged index comprised of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Salomon Smith Barney Investment-Grade Bond Index. Securities in the U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund uses an indexing strategy through the use of sophisticated computer models to approximate the investment performance of the U.S. Treasury Index. The Fund invests substantially all (at least 80%) of its total assets in the securities included in the U.S. Treasury Index.

The Fund will not hold all of the issues in the U.S. Treasury Index because of the costs involved. Instead, the Adviser will consider whether or not to include each security in the Fund based on that security's contribution to the Fund's total market value, average coupon rate and average weighted maturity of the Fund as compared to the U.S. Treasury Index.

The Fund will only purchase a security that is included in the U.S. Treasury Index at the time of purchase. The Fund will normally only buy or sell securities to adjust to changes in the composition of the U.S. Treasury Index, or to accommodate cash flows into and out of the Fund.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the U.S. Treasury Index within a .95 correlation coefficient.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

There is the additional risk that the Fund will fail to match the investment results of the U.S. Treasury Index as a result of shareholder purchase and redemption activity, transaction costs, expenses and other factors.

In addition, the Fund carries the following main risks:

- INDEXING RISK - Your investment in the Fund will typically decline in value when the U.S. Treasury Index declines. Since the Fund is designed to track the U.S. Treasury Index, the Fund cannot purchase other securities that may help offset declines in debt securities represented in the U.S. Treasury Index. In addition, because the Fund will not hold all issues included in the U.S. Treasury Index and may not always be fully invested, the Fund's performance may fail to match the performance of the U.S. Treasury Index, after taking expenses into account.

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. The Fund is subject to moderate levels of interest rate risk.

- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[bar chart goes here]

      1992              1993             1994           1995           1996           1997         1998         1999
      ----              ----             ----           ----           ----           ----         ----         ----
      6.77%            10.21%           -3.68%         18.06%          2.21%         9.27%         9.76%       (2.85)%

[Footnote to bar chart:]
The Fund's year-to-date return as of the quarter ended March 31, 2000 was 3.57%.


[Sidenote:]

Best quarter:               6.15% for the quarter ending June 30, 1995
Worst quarter:              (2.93)% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to the U.S. Treasury Index.

---------------------------------------------------------------------------------------------------------------
                                             1 year                    5 years               Since inception
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Index Fund                     (2.85)%                   7.05%                  6.89%(6/4/91)
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Index                          (2.45)%                   7.40%               7.25%(since 5/31/91)
---------------------------------------------------------------------------------------------------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (fees deducted from the Fund's assets)

-----------------------------------------------------------------------------------------------------------------------
                                                       Distribution                                Total Fund operating
                              Management fees          (12b-1) fees         Other expenses               expenses
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Index Fund           0.10%                   None                 0.31%                      0.41%
-----------------------------------------------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------
                                 1 year             3 years                5 years                   10 years
-------------------------------------------------------------------------------------------------------------
 U.S. Treasury Index Fund         $42                $132                   $230                       $518
-------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy II Index Funds have been described above. The following supplements that discussion.

- OTHER TYPES OF INVESTMENTS: This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may hold temporary cash balances (normally not in excess of 2% of net assets) to efficiently manage transactional expenses. The Funds may invest these balances in instruments that are described in detail in the Statement of Additional Information
     (SAI) which is referred to on the back cover of this prospectus.

- YEAR 2000 RISKS: Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

FUND MANAGEMENT

ADVISER

The Adviser, subject to the general supervision of Galaxy II's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

--------------------------------------------------------------------------------------------------------
Fund                                                         Management fee as a % of average net assets
--------------------------------------------------------------------------------------------------------
Large Company Index Fund                                                        0.10%
--------------------------------------------------------------------------------------------------------
Small Company Index Fund                                                        0.10%
--------------------------------------------------------------------------------------------------------
Utility Index Fund                                                              0.10%
--------------------------------------------------------------------------------------------------------
U.S. Treasury Index Fund                                                        0.10%
--------------------------------------------------------------------------------------------------------

SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy II's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to shares of the Funds held by defined contribution plans. The transfer agency fees payable by the Funds have been increased by an amount equal to these fees, so that the shareholders of the Funds indirectly bear these fees.

HOW TO INVEST IN THE FUNDS

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

The price at which you buy shares is the NAV next determined after your order is accepted. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy II's Board of Trustees.

[Sidenote:]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value (NAV) per share. It's the value of a Fund's assets minus the value of the Fund's liabilities, divided by the number of shares of the Fund held by investors.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts
-    $500 for retirement plan accounts, such as IRA, SEP and Keogh Plan accounts
-    $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY II INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy II may redeem your shares and close your account. Galaxy II will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy shares through your financial institution or directly from Galaxy II's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

Galaxy Fund II
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- the detachable form that's included with your Galaxy II statement or your confirmation of a prior transaction
- a letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy II will cancel your order.

BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy II's distributor. You should wire money and registration instructions to:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA #0110-0013-8, DDA #79673-5702
Ref:  Galaxy Fund II       (Account number)
                           (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to Galaxy Fund II, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy II. Call Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS

If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy II's distributor and wiring the money to Galaxy II's custodian. For details, please contact your financial institution.

HOW TO SELL SHARES

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL

Send your request in writing to:

Galaxy Fund II
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:

-    The name of the Fund
-    The number of shares or the dollar amount you want to sell
-    Your account number
-    Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[Sidenote:]
SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,
- you want Galaxy II to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,
- you want Galaxy II to send your money to the address on your account that's changed within the last 30 days, or
-    you want Galaxy II to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

SELLING BY PHONE

You can sell shares by calling Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252), unless you tell Galaxy II on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy II because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE

Notify Galaxy II's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy II in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

CUSTOMERS OF FINANCIAL INSTITUTIONS

Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy II's distributor and for crediting your account with the proceeds. Galaxy II doesn't charge a fee for wiring sales proceeds to your financial institution, but your financial institution may charge you a fee.

HOW TO EXCHANGE SHARES

You may exchange shares of a Fund having a value of at least $100 for shares of any other Galaxy II Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for an exemption, you will have to pay a sales charge if you exchange shares of the Fund for shares of another Fund that assesses a sales charge on purchases.

TO EXCHANGE SHARES:

- call Galaxy II's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:

     Galaxy Fund II
     P.O. Box 6520
     Providence, RI  02940-6520

-    ask your financial institution.

Galaxy II doesn't charge any fee for making exchanges, but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy II may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy II doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy II won't accept your order. Galaxy II will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of a Fund that are legally available in your state.

Galaxy II may refuse any order to buy shares. Galaxy II doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy II may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy II or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy II has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy II normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy II reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy II will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy II reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Large Company Index Fund and Small Company Index Fund generally declare and pay dividends from net investment income annually. The Utility Index Fund generally declares and pays dividends from net investment income quarterly. The U.S. Treasury Index Fund declares dividends from net investment income daily and pays them monthly. Each Fund normally distributes net capital gains annually. It's expected that the annual distributions for the U.S. Treasury Index Fund will normally--but not always--consist primarily of ordinary income rather than capital gains. Dividends and distributions are reinvested in additional shares of the Funds, unless you indicate in the account application or in a letter to Galaxy II that you want to have dividends and distributions paid in cash.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or interest on securities of the particular state or localities within the state.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY II INVESTOR PROGRAMS

RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.
-    Simplified Employee Pension Plans (SEPs).
-    Keogh money purchase and profit sharing plans.
- Salary reduction retirement plans set up by employers for their employees which are qualified under section 401(k) and 403(b) of the Internal Revenue Code.
- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252).

OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy II the amount and how frequently you want to buy or sell shares and Galaxy II does the rest. For further information on any of these programs, call Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy II Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your investment account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy II at:

Galaxy Fund II
P.O. Box 6520
Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY II

THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.

GALAXY II SHAREHOLDER SERVICES

Call Galaxy II's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy II representative.

INVESTCONNECT

InvestConnect is Galaxy II's Shareholder Voice Response System. Call 1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

[Sidenote:]
HEARING IMPAIRED
Galaxy II also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

If you live outside the United States, contact Galaxy II by calling 1-508-871-4121.

THE INTERNET

Please visit Galaxy II's Web site at:  www.galaxyfunds.com

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the Funds' financial performance for the past five years. Certain information reflects the financial performance of a single share of each Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended March 31, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in Galaxy II's Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended March 31, 1998, 1997 and 1996 was audited by Galaxy II's prior auditors, whose report dated May 8, 1998, expressed an unqualified opinion on such financial statements.

Galaxy II Large Company Index Fund (For a share outstanding throughout each period)

                                                                                FOR THE YEARS ENDED MARCH 31,
                                                         ------------------------------------------------------------------------
                                                          2000              1999            1998            1997            1996
                                                          ----              ----            ----            ----            ----
Net asset value, beginning of period .......             $36.90            $31.92          $23.09          $20.06          $15.76
                                                         ------            ------          ------          ------          ------
Income from investment operations:
     Net investment income(1) ..............               0.32              0.35            0.40            0.43            0.38
     Net realized and unrealized gain on
     investments and futures contracts .....               5.93              5.38           10.23            3.41            4.57
                                                           ----              ----           -----            ----            ----
Total from investment operations ...........               6.25              5.73           10.63            3.84            4.95
                                                           ----              ----           -----            ----            ----
Less dividends:
     Dividends from net investment income ..              (0.33)            (0.36)          (0.44)          (0.38)          (0.31)
     Dividends from net realized capital
     gains .................................              (0.68)            (0.39)          (1.36)          (0.43)          (0.34)
                                                          ------            ------          ------          ------          ------
Total dividends ............................              (1.01)            (0.75)          (1.80)          (0.81)          (0.65)
                                                          ------            ------          ------          ------          ------
Net increase in net asset value ............               5.24              4.98            8.83            3.03            4.30
                                                           ----              ----            ----            ----            ----
Net asset value, end of period .............             $42.14            $36.90          $31.92          $23.09          $20.06
                                                         ======            ======          ======          ======          ======
Total return ...............................              17.20%            18.15%          47.29%          19.32%          31.80%

Ratios/supplemental data:
     Net assets, end of period (000's) .....            $1,065,129        $828,899        $626,740        $421,652        $240,689
Ratios to average net assets:
     Net investment income including
     reimbursement .........................               0.88%             1.11%           1.44%           2.19%           2.11%
     Operating expenses including
     reimbursement .........................               0.47%             0.47%           0.40%           0.40%           0.40%
     Operating expenses excluding
     reimbursement .........................               0.47%             0.47%           0.40%           0.40%           0.41%
Portfolio turnover rate ....................               12%                 3%              3%             11%              5%

(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.32, $0.35, $0.40, $0.43 and $0.38, respectively.

Galaxy II Small Company Index Fund (For a share outstanding throughout each period)

                                                                           FOR THE YEARS ENDED March 31,
                                                      ----------------------------------------------------------------------
                                                       2000            1999           1998(1)          1997           1996
                                                       ----            ----           -------          ----           ----
Net asset value, beginning of period ......           $15.22          $20.73          $22.64          $22.30          $17.62
                                                      ------          ------          ------          ------          ------
Income from investment operations:
     Net investment income(2)..............             0.09            0.10            0.27            0.38            0.32
     Net realized and unrealized gain
     (loss) on investments and
     futures contracts ....................             4.31           (4.04)           7.64            1.76            5.07
                                                        ----           ------           ----            ----            ----
Total from investment operations ..........             4.40           (3.94)           7.91            2.14            5.39
                                                        ----           ------           ----            ----            ----
Less dividends:
     Dividends from net investment income .            (0.09)          (0.09)          (0.33)          (0.34)          (0.38)
     Dividends from net realized capital
     gains ................................            (1.61)          (1.48)          (9.49)          (1.46)          (0.33)
                                                       ------          ------          ------          ------          ------
Total dividends ...........................            (1.70)          (1.57)          (9.82)          (1.80)          (0.71)
                                                       ------          ------          ------          ------          ------
Net increase (decrease) in net asset
     value ................................             2.70           (5.51)          (1.91)           0.34            4.68
                                                        ----           ------          ------           ----            ----
Net asset value, end of period ............           $17.92          $15.22          $20.73          $22.64          $22.30
                                                      ======          ======          ======          ======          ======
Total return ..............................            30.52%         (19.19)%         41.22%           9.60%          30.85%
Ratios/supplemental data:
     Net assets, end of period (000's) ....           $279,914        $259,903        $399,162        $309,474        $291,724
Ratios to average net assets:
     Net investment income including
     reimbursement ........................             0.53%           0.56%           0.97%           1.59%           1.52%
     Operating expenses including
     reimbursement ........................             0.41%           0.40%           0.40%           0.40%           0.40%
     Operating expenses excluding
     reimbursement ........................             0.41%           0.41%           0.40%           0.40%           0.41%

Portfolio turnover rate ...................              36%             22%             99%              8%             14%

(1) At a Special Meeting of Shareholders of the Small Company Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell Special Small Company Index to the Standard & Poor's SmallCap 600 Stock Price Index.

(2) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.09, $0.10, $0.27, $0.38 and $0.31, respectively.

Galaxy II Utility Index Fund
(For a share outstanding throughout each period)

                                                                         FOR THE YEARS ENDED MARCH 31,
                                                      ------------------------------------------------------------------
                                                       2000           1999          1998(1)         1997            1996
                                                       ----           ----          -------         ----            ----
Net asset value, beginning of period .......          $13.35         $14.18         $11.42         $12.03          $9.88
                                                      ------         ------         ------         ------          -----
Income from investment operations:
     Net investment income(2)...............            0.50           0.53           0.54           0.49           0.44
     Net realized and unrealized gain
     (loss) on investments .................            0.43          (0.71)          3.71          (0.09)          2.15
                                                        ----          ------          ----          ------          ----
Total from investment operations ...........            0.93          (0.18)          4.25           0.40           2.59
                                                        ----          ------          ----           ----           ----
Less dividends:
     Dividends from net investment income ..           (0.51)         (0.51)         (0.60)         (0.46)         (0.44)
     Dividends from net realized capital
     gains .................................           (0.45)         (0.14)         (0.82)         (0.55)           --
     Return of capital .....................             --             --           (0.07)           --             --
                                                       ------         ------         ------         ------         ------
Total dividends ............................           (0.96)         (0.65)         (1.49)         (1.01)         (0.44)
                                                       ------         ------         ------         ------         ------
Net increase (decrease) in net asset value .           (0.03)         (0.83)          2.76          (0.61)          2.15
                                                       ------         ------          ----          ------          ----
Net asset value, end of period .............          $13.32         $13.35         $14.18         $11.42         $12.03
                                                      ======         ======         ======         ======         ======
Total return ...............................            7.52%         (1.53)%        39.07%          3.46%         26.61%
Ratios/supplemental data:
     Net assets, end of period (000's) .....          $49,977        $55,131        $55,864        $45,582        $56,383
Ratios to average net assets:
     Net investment income including
     reimbursement .........................            3.61%          3.72%          4.24%          3.96%          3.79%
     Operating expenses including
     reimbursement .........................            0.40%          0.40%          0.40%          0.40%          0.40%
     Operating expenses excluding
     reimbursement .........................            0.40%          0.40%          0.40%          0.40%          0.41%
Portfolio turnover rate ....................             19%             8%            72%           170%            12%

(1) At a Special Meeting of Shareholders of the Utility Index Fund held on
May 9, 1997, shareholders approved a change in the Fund's target index from the Russell 1000 Utility Index to the Standard & Poor's Utilities Composite Stock Price Index.

(2) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.50, $0.53, $0.54, $0.49 and $0.44, respectively.

Galaxy II U.S. Treasury Index Fund
(For a share outstanding throughout each period)

                                                                            FOR THE YEARS ENDED March 31,
                                                       ----------------------------------------------------------------------
                                                        2000            1999             1998           1997            1996
                                                        ----            ----             ----           ----            ----
Net asset value, beginning of period .......           $10.54          $10.50           $9.99          $10.24           $9.91
                                                       ------          ------           -----          ------           -----
Income from investment operations:
     Net investment income(1)...............             0.61            0.61            0.63            0.64            0.66
     Net realized and unrealized gain
     (loss) on investments .................            (0.38)           0.05            0.51           (0.25)           0.33
                                                        ------           ----            ----           ------           ----
Total from investment operations ...........             0.23            0.66            1.14            0.39            0.99
                                                         ----            ----            ----            ----            ----
Less dividends:
     Dividends from net investment income ..            (0.64)          (0.62)          (0.63)          (0.64)          (0.65)
     Dividends in excess of net
     investment income .....................              --              --              --              --            (0.01)
Total dividends ............................            (0.64)          (0.62)          (0.63)          (0.64)          (0.66)
                                                        ------          ------          ------          ------          ------
Net increase (decrease) in net asset value .            (0.41)           0.04            0.51           (0.25)           0.33
                                                        ------           ----            ----           ------           ----
Net asset value, end of period .............           $10.13          $10.54          $10.50           $9.99          $10.24
                                                       ======          ======          ======           =====          ======
Total return ...............................             2.39%           6.38%          11.72%           3.91%          10.09%
Ratios/supplemental data:
     Net assets, end of period (000's) .....           $160,389        $202,420        $118,368        $111,313        $124,944
Ratios to average net assets:
     Net investment income including
     reimbursement .........................             5.95%           5.77%           6.12%           6.31%           6.35%
     Operating expenses including
     reimbursement .........................             0.41%           0.41%           0.40%           0.40%           0.40%
     Operating expenses excluding
     reimbursement .........................             0.41%           0.41%           0.40%           0.40%           0.41%
Portfolio turnover rate ....................              56%             70%             79%             39%             35%

(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2000, 1999, 1998, 1997 and 1996 was $0.61, $0.61, $0.63, $0.64 and $0.66, respectively.

MISCELLANEOUS

"Standard & Poor's," "S&P," "Standard & Poor's 500," "S&P 500," "500," "Standard & Poor's SmallCap 600 Index" and "S&P SmallCap 600 Index" are service marks of The McGraw Hill Companies, Inc. and have been licensed to the Adviser for use by Galaxy II.

The Large Company Index Fund, the Small Company Index Fund and the Utility Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund particularly or the ability of the S&P 500, the S&P SmallCap 600 Index or the S&P Utilities Index to track general stock market performance. S&P has no obligation to take the needs of Galaxy II or the shareholders of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund into consideration in determining, composing or calculating the S&P 500, the S&P SmallCap 600 Index and the S&P Utilities Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund or the timing of the issuance or sale of the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund or in the determination or calculation of the equation by which the shares of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Large Company Index Fund, the Small Company Index Fund or the Utility Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500, THE S&P SMALLCAP 600 INDEX OR THE S&P UTILITIES INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GALAXY II, SHAREHOLDERS OF THE LARGE COMPANY INDEX FUND, THE SMALL COMPANY INDEX FUND OR THE UTILITIES INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, THE S&P SMALLCAP 600 INDEX OR THE S&P UTILITIES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Salomon Smith Barney Broad Investment-Grade Bond Index is a registered trademark of Salomon Smith Barney.

The inclusion of a security in any of the Galaxy II Index Funds' indices in no way implies an opinion by S&P or Salomon Smith Barney Inc. as to its attractiveness as an investment. S&P and Salomon Smith Barney Inc. are not sponsors of, or in any way affiliated with, the Galaxy II Index Funds.

[Back Cover Page]

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy II's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy II toll free at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

Galaxy Fund II
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy II's Investment Company Act File No. is 811-06051.


PROTRIDX 18008 7/31/00 PKG50

GALAXY FUND II
STATEMENT OF ADDITIONAL INFORMATION
JULY 31, 2000

GALAXY II LARGE COMPANY INDEX FUND
GALAXY II SMALL COMPANY INDEX FUND
GALAXY II UTILITY INDEX FUND
GALAXY II U.S. TREASURY INDEX FUND
GALAXY II MUNICIPAL BOND FUND


         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses as well as the Funds' Annual Report to Shareholders dated March 31, 2000 (the "Annual Report"), may be obtained, without charge, by writing:

Galaxy Fund II
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES

- Prospectus for the Galaxy II Large Company Index, Galaxy II Small Company Index, Galaxy II Utility Index and Galaxy II U.S. Treasury Index Funds (the "Index Funds") dated July 31, 2000.
-    Prospectus for the Galaxy II Municipal Bond Fund dated July 31, 2000.


     The financial statements included in the Annual Report and the report of Ernst & Young LLP, Galaxy Fund II's independent auditors, on the financial statements for the fiscal year ended March 31, 2000 are incorporated by reference into this Statement of Additional Information.

                               TABLE OF CONTENTS
                                                                            PAGE

GENERAL INFORMATION                                                            1
DESCRIPTION OF GALAXY II AND ITS SHARES........................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS......................................3
         The Indexing Approach - Large Company Index, Small Company Index,
               Utility Index, and U.S. Treasury Index Funds ...................3
         Large Company Index Fund..............................................4
         Small Company Index Fund..............................................5
         Utility Index Fund....................................................5
         U.S. Treasury Index Fund..............................................5
         Municipal Bond Fund...................................................6
         Special Risk Considerations...........................................8
         Indexing Risks........................................................8
         Industry Concentration Risk - Utility Index Fund......................9
         Interest Rate Risk....................................................9
         Market Risk and Call Risk - Municipal Bond Fund.......................9
         Other Investment Policies and Risk Considerations....................10
         Temporary Cash Balances..............................................10
         U.S. Government Securities...........................................10
         Bank Obligations.....................................................11
         U.S. Treasury Rolls - Index Funds....................................11
         Securities of Other Investment Companies - Municipal Bond Fund.......11
         Futures Contracts - Stock Funds and Municipal Bond Fund..............12
         Options on Futures Contracts - Municipal Bond Fund...................14
         Lending of Portfolio Securities......................................15
         Repurchase Agreements................................................15
         Municipal Securities - Municipal Bond Fund...........................16
         When-Issued and Delayed-Delivery Securities - Municipal Bond Fund....18
         Ratings as Investment Criteria - Municipal Bond Fund.................18
         Portfolio Turnover...................................................19
INVESTMENT LIMITATIONS........................................................19
VALUATION OF PORTFOLIO SECURITIES.............................................23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................23
         General .............................................................23
         Customers of Institutions............................................24
         Other Purchase Information...........................................24
         Redemption of Fund Shares............................................24
INVESTOR PROGRAMS.............................................................25
         Exchange Privilege...................................................25
         Retirement Plans.....................................................26
         Automatic Investment Program.........................................27
         Systematic Withdrawal Plan...........................................27
         Payroll Deduction Program............................................27
         College Investment Program...........................................28

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

         Direct Deposit Program...............................................28
TAXES.........................................................................28
         State and Local......................................................29
         Taxation of Certain Financial Instruments............................30
TRUSTEES AND OFFICERS.........................................................30
         Shareholder and Trustee Liability....................................34
         Codes of Ethics......................................................35
INVESTMENT ADVISER............................................................35
ADMINISTRATOR AND SUB-ADMINISTRATOR...........................................36
CUSTODIAN AND TRANSFER AGENT..................................................38
PORTFOLIO TRANSACTIONS........................................................39
DISTRIBUTOR...................................................................41
AUDITORS .....................................................................41
COUNSEL ......................................................................41
PERFORMANCE AND YIELD INFORMATION.............................................41
         Performance Reporting................................................43
         Comparing Tax-Exempt and Taxable Yields - Municipal Bond Fund........44
MISCELLANEOUS.................................................................44
FINANCIAL STATEMENTS..........................................................46
APPENDIX A...................................................................A-1

                               GENERAL INFORMATION

         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for shares of the Funds listed on the cover page. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION, OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                     DESCRIPTION OF GALAXY II AND ITS SHARES

         Galaxy Fund II ("Galaxy II") is a no-load, open-end management investment company currently offering shares of beneficial interest in five investment portfolios: Large Company Index Fund, Small Company Index Fund, Utility Index Fund, U.S. Treasury Index Fund and Municipal Bond Fund.

         Galaxy II was organized as a Massachusetts business trust on February 22, 1990. Galaxy II's Declaration of Trust authorizes the Board of Trustees to create and establish series of shares by setting the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, and qualifications or terms and conditions of, or right to require redemption of any unissued shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the Funds. Each Fund other than the Utility Index Fund, which is classified as a non-diversified investment company, is classified as a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         Each share of Galaxy II (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy II's Board of Trustees.

         Shareholders have no preemptive or other right to subscribe to any additional shares and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares bears pro rata the same expenses and is entitled equally to a Fund's dividends and distributions.

         In the event of a liquidation or dissolution of Galaxy II or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, including any assets of Galaxy II allocated by the Trustees to such Fund that are otherwise not readily identifiable as belonging to such Fund. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

         Shareholders have the power to vote, subject to provisions of the Declaration of Trust, (i) for the election of Trustees, (ii) with respect to any investment advisory or management contract, (iii) with respect to amendment of the Declaration of Trust, (iv) to the same extent as a Massachusetts business corporation concerning whether a legal action should be brought or maintained derivatively on behalf of Galaxy II or shareholders, provided that a shareholder of a particular Fund is not entitled to bring a derivative or class action on behalf of any other Fund, and (v) with respect to other matters as are required or authorized by law, the Declaration of Trust, Galaxy II's bylaws, Galaxy II's state or federal registration, or as the Trustees consider desirable. Shareholders will vote separately on a Fund-by-Fund basis and not together in the aggregate, except when required by the 1940 Act, shares will be voted in the aggregate, or when the Board of Trustees has determined that the matter affects the interests of one or more Funds, then only the shareholders of such Fund(s) will be entitled to vote on such matter. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy II shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy II voting without regard to series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Voting rights are not cumulative in the election of Trustees and, accordingly, the holders of more than 50% in the aggregate of Galaxy II's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy II is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Any Trustee may be removed by the holders of two-thirds of the outstanding voting shares through a declaration in writing or by a vote cast in person or by proxy at a special meeting called for that purpose. Galaxy II's Declaration of Trust provides that a meeting of shareholders for the purpose of voting on the question of removal of any trustee(s) shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy II.

         Galaxy II's Declaration of Trust authorizes the Board of Trustees, subject to majority shareholder vote of each series affected by the matter, or, if applicable, to a majority shareholder vote of Galaxy II (unless otherwise required by applicable law), to (a) merge or consolidate with any other corporation, association, trust or other organization; (b) sell and convey the assets of Galaxy II or any individual series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which shall include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of Galaxy II or any individual series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or (c) at any time sell and convert into money all of the assets of Galaxy II or any individual series. In connection with (b) and (c) above, after making provision for the payment of all liabilities, the Board of Trustees will distribute the remaining proceeds of assets ratably among the holders of the shares of Galaxy II or any individual series then outstanding. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

THE INDEXING APPROACH - LARGE COMPANY INDEX, SMALL COMPANY INDEX, UTILITY INDEX, AND U.S. TREASURY INDEX FUNDS

         The Index Funds are not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Instead, the Index Funds seek to match the investment performance of their respective market segments, as represented by their respective indexes, through the use of sophisticated computer models to determine which stocks or bonds should be purchased or sold, while keeping transaction and administrative costs to a minimum. In using sophisticated computer models to select securities, an Index Fund will only purchase a security that is included in its respective index at the time of such purchase. An Index Fund may, however, temporarily continue to hold a security that has been deleted from its respective index pending the rebalancing of the Fund's portfolio. A list of securities included, as of the date of this Statement of Additional Information, in each of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Standard & Poor's SmallCap 600 Stock Price Index ("S&P SmallCap Index"), the Standard & Poor's Utilities Composite Stock Price Index ("S&P Utilities Index"), and the U.S. Treasury component ("U.S. Treasury Index") of the Salomon Smith Barney Broad Investment-Grade Bond Index is available free of charge by calling Galaxy II at 1-877-BUY-GALAXY (1-877-289-4252), or by writing to Galaxy II, c/o PFPC Inc. ("PFPC"), 4400 Computer Drive, P.O. Box 5108, Westborough, Massachusetts 01581-5108.

         While there can be no guarantee that each Index Fund's investment results will precisely match the results of its corresponding index, Fleet believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Index Funds and their respective indexes. Each Index Fund will attempt to achieve a correlation between the performance of its portfolio and that of its respective index of at least 0.95 before deduction of operating expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when an Index Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. Each Index Fund's ability to correlate its performance with its respective index, however, may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's ("S&P") or Salomon Smith Barney calculate their respective indexes, and the timing of purchases and redemptions. Fleet monitors the correlation of the performance of the Index Funds in relation to their indexes under the supervision of the Board of Trustees. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

         Fleet believes that the indexing approach should involve less turnover, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. Ordinarily, an Index Fund will buy or sell securities only to reflect changes in an index (including mergers or changes in the composition of an index) or to accommodate cash flows into and out of the Index Fund. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of an Index Fund and that of its respective index, may cause the return of an Index Fund to be lower than the return of its respective index. The Index Funds may invest in less than all of the securities included in their respective indexes, which may result in a return that does not match that of the indexes, after taking expenses into account.

LARGE COMPANY INDEX FUND

         The S&P 500 is composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). S&P chooses the stocks for the S&P 500 on a statistical basis. As of December 31, 1999, the stocks in the S&P 500 had an average market capitalization of approximately $24.673 billion and accounted for approximately 76.9% of the total market value of all U.S. common stocks. Fleet believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, it is familiar to many investors and it is widely accepted as a reference for common stock investments.

SMALL COMPANY INDEX FUND

         The S&P SmallCap 600 Index is comprised of 600 U.S. common stocks with small market capitalizations. Like the S&P 500, the weighting of stocks in the S&P SmallCap 600 Index is based on each stock's relative total market capitalization. As of December 31, 1999, stocks in the S&P SmallCap 600 Index accounted for about 2.3% of the total market value of all publicly traded U.S. common stocks. The average capitalization of stocks included in the S&P SmallCap 600 Index as of December 31, 1999 was approximately $624.3 million, although the capitalization of some companies included in the S&P SmallCap 600 Index is significantly higher.

         When utilized, the portfolio optimization program is expected to provide an effective method of substantially duplicating the dividend income and capital gains produced by the S&P SmallCap 600 Index. Since the Fund does not hold every stock in the S&P SmallCap 600 Index when utilizing portfolio optimization, it is not expected to track the S&P SmallCap 600 Index with the same degree of accuracy as when it holds all 600 stocks in the Index, although the Fund will seek a correlation of at least 0.95, before deduction of operating expenses.

UTILITY INDEX FUND

         The S&P Utilities Index is an index of U.S. common stocks designed to measure the performance of the utility sector of the S&P 500. The weighting of stocks in the S&P Utilities Index is based on each stock's relative market capitalization. As of December 31, 1999, the S&P Utilities Index included 55 companies, reflecting the various segments of the utility industry in the following percentages (on a market capitalization basis):

                                                                         % OF
SECTOR                                                                   INDEX
------                                                                   -----
Electric...............................................................  70.4%
Gas and Water..........................................................  29.6%

         The weighting of stocks in the S&P Utilities Index is based on each stock's relative market capitalization.

U.S. TREASURY INDEX FUND

         The U.S. Treasury Index is composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million.

Securities in the Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. SalomonSmithBarney updates the roster of securities represented in the U.S. Treasury Index monthly, adding new notes and bonds issued in the past month and removing those notes and bonds that no longer meet the index's criteria. The following table further describes the U.S. Treasury Index Fund as of December 31, 1999:

                                                                                                      U.S. TREASURY
                                                                                                         INDEX FUND
                                                                                                       ------------
Number of Issues.....................................................................................            28
Total Market Value...................................................................................  $165,116,789
Minimum Maturity.....................................................................................    1.16 Year
Maximum Maturity.....................................................................................   27.87 Years
Weighted Average Maturity............................................................................    8.93 Years

Percent of Market Value with remaining Maturity of:
         1-3 years...................................................................................           39%
         3-7 years...................................................................................           22%
         7-10 years..................................................................................            7%
         10-20 years.................................................................................           13%
         Over 20 years...............................................................................           18%
Cash equivalent reserve..............................................................................            1%

         The U.S. Treasury Index Fund will not hold all of the issues in its index because of the costs involved. Instead, each security will be considered for inclusion in the Fund based on its contribution to the total market value, average coupon rate and average weighted maturity of the Fund and its similarity to these financial characteristics of the Fund's index.

         The U.S. Treasury Index Fund is authorized to engage in other types of securities listed under the heading "Other Investment Policies and Risk Considerations" (except the use of stock index futures contracts) described below. Because the U.S. Treasury Index Fund expects to generate income generally exempt from state and local income taxes, it will engage in such investment practices only when deemed by Fleet to be in the best interests of the Fund's shareholders. See "Taxes."

MUNICIPAL BOND FUND

         Municipal securities in which the Municipal Bond Fund invests may include municipal leases which may take the form of a lease or an installment purchase issued by state and local governments to acquire equipment and facilities.

         In no case will the Fund purchase municipal securities rated below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another nationally recognized statistical ratings organization (a "NRSRO").

         Pending investment of proceeds or for other temporary purposes, the Fund may invest up to 20% of its net assets in the following short-term municipal securities: (i) short-term municipal notes rated MIG-1 or MIG-2 by Moody's or SP-1+ or SP-1 by S&P; (ii) tax-exempt commercial paper rated P-1 by Moody's or A-1+ by S&P; (iii) municipal bonds with an effective maturity of one year or less which are rated A or higher by Moody's or S&P; (iv) unrated short-term obligations from an issuer whose outstanding long-term obligations are rated A or higher by Moody's or S&P; and (v) tax-exempt funds, including tax-exempt money market funds, subject to the requirements of applicable law. In no case will the Fund invest more than 10% of its net assets in tax-exempt funds. Investments in tax-exempt funds will result in shareholders paying duplicate or multiple fees, as such funds incur expenses similar to those of the Fund. The Fund will only invest in other funds when it believes the yields on such funds are beneficial even including multiple fees.

         The Fund may purchase municipal securities on a "when-issued" basis. In buying such securities, the Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 45 days. The Fund pays for the securities and begins earning interest when the securities are actually delivered. Consequently, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

         The Fund is authorized to invest up to 20% of its net assets in "AMT" bonds. AMT bonds are tax-exempt "private activity" bonds issued after August 7, 1986 whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items.

         Although the Fund does not expect to do so, except during temporary defensive periods, it may invest up to 20% of its net assets in the following taxable money market securities: obligations of the U.S. Government and its agencies or instrumentalities; bank certificates of deposit and bankers' acceptances; and repurchase agreements collateralized by these securities.

         The Fund may use municipal bond index futures contracts, interest rate futures contracts and options thereon to a limited extent. Specifically, the Fund may enter into futures contracts and options thereon provided that initial margin and premiums required to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission) will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on any such contracts it has entered into. In addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's total assets.

         The Fund may use these instruments for several reasons: to maintain cash reserves while remaining effectively fully invested, to facilitate trading, to reduce transaction costs, to seek higher investment returns when a futures contract is priced more attractively than the underlying municipal securities, or to hedge against changes in the value of the portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The Fund will not use futures contracts or options transactions to leverage its assets.

         Futures contracts and options pose some risks, primarily: (i) there may be imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures contracts and options; and (ii) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract prior to its maturity date. The risk of imperfect correlation is minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The illiquidity risk will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                           SPECIAL RISK CONSIDERATIONS

INDEXING RISKS

         The Index Funds' ability to match their performance with an index may be affected by, among other things, changes in the securities markets, the manner in which the index is calculated and the timing of purchases and redemptions of the Fund's shares. Galaxy II expects the investments of each Index Fund to decline in value whenever the market, as represented by the securities in its index, declines.

         The Large Company Index Fund should exhibit price volatility similar to that of the S&P 500. The Small Company Index Fund, since it invests in smaller companies, may have greater price volatility and less liquidity than the Large Company Index Fund. Historically, utility stocks have been one of the least volatile sectors of the U.S. stock market when measured by statistics such as standard deviation of return. Consequently, the Utility Index Fund may have less price volatility than either the Large Company Index or Small Company Index Funds, although there can be no assurance of this.

         It is impossible to eliminate risk from investments in common stocks. The average annual total return of the U.S. stock market, as measured by Ibbotson Associates, from 1926 to 1994 was 13.0%. Returns in individual calendar years ranged from a low of -43.3% (in 1931) to a high of 53.9% (in 1933). You should consider your investment in the Large Company Index, Small Company Index, and Utilities Index Funds (the "Stock Funds") to be long-term. The Stock Funds are not designed to provide you with a means to speculate on short-term movements in the stock market.

INDUSTRY CONCENTRATION RISK - UTILITY INDEX FUND

         The Utility Index Fund will concentrate its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The Fund's concentration policy means that it will invest in excess of 25% of its total assets in utility companies, which policy is a fundamental policy of the Fund and cannot be changed without approval of a majority of the Fund's outstanding voting securities. The Fund expects, however, to invest at least 80% of its total assets in utility companies.

INTEREST RATE RISK

         While the "full faith and credit" of the U.S. Government guarantees the stated interest rate and principal at maturity of U.S. Treasury notes and bonds, the market value of these securities will fluctuate due to changing interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Longer-term bonds are typically affected more dramatically than shorter-term bonds. The following table illustrates the changes caused by a 2% change in interest rates on the market prices of non-callable bonds with various maturities:

                                                                        2% INCREASE IN     2% DECREASE IN
MATURITY                                                                INTEREST RATES     INTEREST RATES
--------                                                                --------------     --------------
1 year.........................................................                 -2%                +2%
5 years........................................................                 -8%                +9%
10 years.......................................................                -14%               +17%
30 years.......................................................                -25%               +39%

         As of March 31, 2000, the weighted average maturity of the U.S. Treasury Index Fund was 9.12 years. Thus, the U.S. Treasury Index Fund is subject to moderate levels of interest rate risk.

         As the Municipal Bond Fund expects to maintain an average dollar-weighted maturity of 7 to 12 years, it is subject to a moderate amount of interest rate risk.

MARKET RISK AND CALL RISK - MUNICIPAL BOND FUND

         The Municipal Bond Fund is subject to market risk and call risk.

         Market risk is the possibility that market prices of bonds will decline without regard to fluctuations in prevailing interest rates.

         Call risk is the possibility that, during periods of falling interest rates, a municipal security with a high stated interest rate will be prepaid, or "called," prior to its expected maturity date. As a result, the Fund will be required to invest the unanticipated proceeds at lower interest rates, and the Fund's income may decline. As the Fund may invest in some callable securities, it may be exposed to call risk.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

TEMPORARY CASH BALANCES

         Each of the Index Funds will hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances generally are expected, under normal conditions, not to exceed 2% of each Index Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Index Funds may invest these temporary cash balances in short-term securities of the U.S. Government or its agencies and instrumentalities ("U.S. Government securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government securities. The Index Funds may also hold these investments in connection with "U.S. Treasury rolls," which are not subject to the 2% limitation above. See "U.S. Treasury Rolls-Index Funds" below.

U.S. GOVERNMENT SECURITIES

         As noted in the Prospectuses, each Fund may invest in short-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. Government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

BANK OBLIGATIONS

         Certificates of deposit ("CDs") in which each Fund may invest are generally limited to those instruments issued by U.S. and foreign banks, savings and loan associations and other banking institutions having total assets in excess of $1 billion. The Index Funds may also invest in time deposits ("TDs"), generally limited to those instruments issued by U.S. and foreign banks, savings and loan associations and other banking institutions having total assets in excess of $1 billion. CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. CDs and TDs in which a Fund may invest will be U.S. dollar-denominated and may include instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. A Fund will invest in an obligation of a foreign bank or a foreign branch of a U.S. bank only if Fleet deems the obligation to present minimal credit risks. Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Index Funds will treat TDs maturing in more than seven calendar days as illiquid securities.

U.S. TREASURY ROLLS - INDEX FUNDS

         The Index Funds may hold certain investments in connection with U.S. Treasury rolls. See "Temporary Cash Balances" above. In U.S. Treasury rolls, an Index Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that an Index Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each Index Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Index Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Index Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Index Funds do not currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.

SECURITIES OF OTHER INVESTMENT COMPANIES - MUNICIPAL BOND FUND

         The Municipal Bond Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which
(a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Purchases of securities of other investment companies may subject shareholders to duplicate fees and expenses.

FUTURES CONTRACTS - STOCK FUNDS AND MUNICIPAL BOND FUND

         The Stock Funds may enter into stock index futures contracts that are traded on a national exchange. The Municipal Bond Fund may enter into interest rate futures contracts and municipal bond index futures contracts. A Stock Fund will enter into stock index futures contracts and the Municipal Bond Fund will enter into interest rate futures contracts and municipal bond index futures contracts only for bona fide hedging purposes, or as otherwise permitted by Commodity Futures Trading Commission ("CFTC") regulations. If permitted, a Stock Fund may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the underlying index.

         A stock index futures contract is an agreement between a seller and a buyer to deliver and take delivery of, respectively, a commodity which is represented by a multiple of a stock price index at a future specified date. The delivery is a cash settlement of the difference between the original transaction price and the final price of the index times the multiple at the termination of the contract. No physical delivery of the underlying stocks in the index is made. By entering into a stock index futures contract, a Stock Fund is able to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets.

         An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury bond or U.S. Treasury note) or its equivalent at a future date at a price set at the time of the contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities is made. By entering into an interest rate or municipal bond index futures contract, the Municipal Bond Fund is able to seek to protect its assets from fluctuations in interest rates on tax-exempt securities without actually buying or selling the long-term municipal securities.

         A Stock Fund may not engage in futures activities for other than bona fide hedging purposes if the aggregate initial margin deposits on its non-hedging futures contracts and premiums paid on its related options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on futures contracts it has entered into. The Municipal Bond Fund may not engage in futures activities if the aggregate initial margin deposits on its existing futures contracts and the premiums paid for unexpired options required to establish positions other than those considered to be "bona fide hedging" by the CFTC would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on futures contracts it has entered into.

         No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or an eligible futures commission merchant an amount of cash or liquid securities equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may require a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund involved upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         Galaxy II will set aside with its custodian, or with a designated subcustodian, cash or liquid securities at least equal to the underlying commodity value of each long position the Fund assumes in commodity futures contracts or will take other actions consistent with regulatory requirements to avoid leverage.

         There are several risks in connection with investing in futures contracts. Successful use of such futures contracts by the Municipal Bond Fund is subject to the ability of Fleet to predict correctly movements in the direction of interest notes. Such predictions involve skills and techniques which may be different from those involved in the management of a municipal bond portfolio. In addition, although each of the Stock Funds and the Municipal Bond Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

         Further, with respect to the Stock Funds, there can be no assurance that there will be a perfect correlation between movements in the price of stocks underlying a stock index futures contract and movements in the price of stocks underlying the stock Fund's target index. There is some risk, therefore, that the use of stock index futures contracts may reduce the correlation between the performance of a Stock Fund and its index.

         With respect to the Municipal Bond Fund, there can be no assurance that there will be a perfect correlation between movements in the price of the security or index underlying the futures contract and movements in the price of the municipal securities which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities and technical influences in futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

         Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance. In addition, a Fund might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices.

OPTIONS ON FUTURES CONTRACTS - MUNICIPAL BOND FUND

         The Municipal Bond Fund may purchase put and call options on interest rate and municipal bond index futures contracts which are traded on a United States exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The Fund would sell put and call options on futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

         Options on futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by Fleet, which could prove to be inaccurate. Even if these expectations are correct there may be an imperfect correlation between the change in the value of the options and of the Municipal Bond Fund's portfolio securities.

LENDING OF PORTFOLIO SECURITIES

         The Index Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by Galaxy II's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of each Index Fund's total assets taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities plus any dividends and interest accrued thereon. From time to time, an Index Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with such Index Fund and that is acting as a "placing agent," provided that the Board of Trustees (1) determines that any amount paid to a placing agent is reasonable and based solely upon services rendered and (2) considers the propriety of any amount paid to a borrower.

         Each Index Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the Index Fund must receive cash or equivalent securities from the borrower as collateral at least equal to 100% of the current market value of the loaned securities plus any interest and dividends accrued thereon; (b) the borrower must increase such collateral whenever the market value of the securities plus any accrued interest or dividends rises above the level of such collateral; (c) the Index Fund must be able to terminate the loan at any time; (d) the Index Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Index Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreement transactions pending investment of proceeds or for other temporary purposes. A Fund will enter into repurchase agreements only with (a) banks that are the issuers of instruments acceptable for purchase by the Fund or that are on the "approved list" maintained by Fleet, or (b) primary non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and that meet certain other criteria. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire a U.S.

Government Security for a relatively short period (not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the U.S. Government Security at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 101% of the repurchase price (including accrued interest).

         Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the subject Fund's ability to dispose of the underlying securities. In evaluating these potential risks, Fleet, acting under the supervision of the Board of Trustees, and on an ongoing basis, monitors (a) the value of the collateral underlying each repurchase agreement of the Funds to determine whether the value is at least equal to the total amount of the repurchase obligation, including interest, and (b) the creditworthiness of the banks and dealers with which the Funds enter into repurchase agreements. The Index Funds will not enter into repurchase agreements that would cause more than 5% of its net assets to be invested in illiquid securities. The Municipal Bond Fund will not enter into repurchase agreements that would cause more than 15% of its net assets to be invested in illiquid securities.

         A joint trading account may be used by the Funds to enter into repurchase agreements. Each Fund's decision to invest in the joint account will be solely at its option; a Fund will not be required either to invest a minimum amount or to maintain a minimum balance. The Board of Trustees will evaluate annually the joint account arrangement and will continue participation only if it determines that there is a reasonable likelihood that each participating Fund and its shareholders would benefit from continued participation and that no participant will be treated on a less advantageous basis than another participant.

MUNICIPAL SECURITIES - MUNICIPAL BOND FUND

         The term "municipal securities" as used in the Prospectus relating to the Municipal Bond Fund and this Statement of Additional Information means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular federal income tax purposes. Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer ("AMT bonds"). The Municipal Bond Fund may invest up to 20% of its assets in AMT bonds.

         Municipal securities may be issued to finance lifecare facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to healthcare delivery and competition from alternative healthcare or conventional housing facilities.

         Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

         The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, the size of a particular offering, maturity of the obligation, and rating of the issue.

         Municipal securities may also be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal securities may be materially affected.

         The Fund will not invest more than 25% of its total assets in municipal securities whose issuers conduct their principal activities in the same state. The Fund may invest without limitation in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investments in these obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial difficulties. In addition, there could be economic, business or political developments or changes which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.

         Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those obligations. Neither Galaxy II nor Fleet can predict with certainty the effect of recent tax law changes upon the municipal securities market, including the availability of instruments for investment by the Fund. In addition, neither Galaxy II nor Fleet can predict whether additional legislation adversely affecting the municipal securities market will be enacted in the future. Galaxy II will monitor legislative developments and consider whether changes in the investment objective or policies of the Fund need to be made in response to those developments.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES - MUNICIPAL BOND FUND

         Municipal securities are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself. To account for this risk, a separate account of the Municipal Bond Fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Upon the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from the then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the securities themselves (which may have a greater or lesser value than the Municipal Bond Fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes.

RATINGS AS INVESTMENT CRITERIA - MUNICIPAL BOND FUND

         The ratings of NRSROs such as S&P or Moody's represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, will be used by Fleet as initial criteria for the selection of portfolio securities on behalf of the Municipal Bond Fund, Fleet will also rely upon its own analysis to evaluate potential investments.

         Subsequent to its purchase by the Municipal Bond Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although a change in rating may not necessarily require the sale of the securities by the Fund, Fleet will consider the event in its determination of whether the Fund should continue to hold the securities. In the event of a default by the issuer of the security, the Fund will dispose of the security as soon as practicable, unless Galaxy II's Board of Trustees determines that disposal of the security would not be in the best interests of the Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

PORTFOLIO TURNOVER

         Galaxy II cannot accurately predict the Funds' respective portfolio turnover rates. Portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the Fund during the year, excluding any portfolio security, the maturity of which at the time of acquisition was one year or less. High portfolio turnover rates (100% or greater) can result in corresponding increases in brokerage commissions and other transaction costs, which must be ultimately borne by a Fund's shareholders. A Fund will not consider its turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.


                             INVESTMENT LIMITATIONS

         In addition to each Fund's investment objective as stated in its Prospectus, the following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

         Each Fund may not:

   1. Underwrite any issue of securities except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

   2. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein and may purchase securities issued by companies that invest or deal in any of the above.

   3.    Make short sales of securities or maintain a short position.

   4. Purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund.

   5. Invest in commodities, except that the Stock Funds may invest in stock index futures and the Municipal Bond Fund may invest in futures contracts and options, as described herein and in the Prospectuses.

   6. Invest in companies for the purpose of exercising control or management.

         Each Index Fund may not:

   7. Except for the Utility Index Fund, purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) this 5% limitation does not apply to U.S. Government Securities and (b) up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

   8. Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33 1/3% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings are outstanding, a Fund will not make any additional investments (including roll-overs). For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on stock indexes and (b) initial and variation margin for futures contracts will not be deemed to be issuances of senior securities or to be pledges of a Fund's assets.

   9. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, except that the Utility Index Fund will invest in excess of 25% of its assets in the securities of companies within the utility industry, and provided that there shall be no limit on the purchase of U.S. Government Securities.

   10. Make loans, except that the Fund may purchase or hold debt obligations, lend portfolio securities and enter into repurchase agreements, as described herein and in the Prospectus.

   11. Purchase securities of other investment companies except as they may be acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Purchases made in connection with this restriction may subject shareholders to duplicate fees and expenses.

   12. Except for the Utility Index Fund, purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

   13. Invest more than 5% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

         The Municipal Bond Fund may not:

   14. Under normal market conditions, invest less than 80% of its net assets in municipal securities.

   15. With respect to 75% of its total assets, purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities. For purposes of this limitation, the issuer will be identified based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security. The Fund will regard each state and each of its political subdivisions, agencies and instrumentalities and each multi-state agency, as separate issuers for purposes of this restriction. If private companies are responsible for payment of principal and interest, the Fund will regard each such company as a separate issuer for purposes of this restriction. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   16. Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33 1/3% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing. The Fund will repay all borrowings before making additional investments. For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on futures contracts and (b) initial and variation margin for futures contracts, will not be deemed to be issuances of senior securities or to be pledges of the Fund's assets.

   17. Purchase any securities that would cause 25% or more of the value of the Fund's net assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same state.

   18. Make loans, except that the Fund may purchase or hold debt obligations and enter into repurchase agreements, as described herein and in the Prospectus.

   19. Purchase securities of other investment companies except as they may be acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

   20. With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities. The Fund will regard each state and each of its political subdivisions, agencies and instrumentalities and each multi-state agency, as separate issuers for purposes of this restriction. If private companies are responsible for payment of principal and interest, the Fund will regard each such company as a separate issuer for purposes of this restriction. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   21. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

   22. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of municipal securities and U.S. Government Securities. For the purposes of this restriction, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

   23. Except with respect to investment limitation numbers 8 and 16, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

                        VALUATION OF PORTFOLIO SECURITIES

         Portfolio securities which are listed on the New York Stock Exchange or the American Stock Exchange are valued at the last quoted sales price, or if no sales occurred, the closing bid price. Investments in U.S. Government Securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument) unless Galaxy II's Board of Trustees has determined that amortized cost does not approximate market value. Other securities for which market quotations are readily available are valued as nearly as possible in the manner described above. Securities may be valued by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures established by Galaxy II's Board of Trustees.

         Debt securities of U.S. issuers held by the Municipal Bond Fund (other than U.S. Government Securities and short-term investments), including municipal securities, are valued by PFPC, the Fund's sub-administrator, after consultation with a pricing service. When, in the judgment of the pricing service, quoted bid prices for investments of the Fund are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Fund that are not regularly quoted are carried at fair value as determined by the Board of Trustees, which may rely on the assistance of the pricing service. The procedures of the pricing service are reviewed periodically by Fleet under the general supervision and responsibility of Galaxy II's Board of Trustees.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Provident Distributors, Inc. ("PDI"). PDI is a registered broker/dealer with its principal offices located at 3200 Horizon Drive, King of Prussia, PA 19406. PDI has agreed to use appropriate efforts to solicit all purchase orders.

GENERAL

         PDI has established several procedures to enable different types of investors to purchase shares of the Funds. Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy II, purchasing directly either for their own accounts or for the accounts of others. Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "NYSE") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PDI on a Business Day in accordance with PDI's procedures.

         Galaxy II has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy II with respect to shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy II. Galaxy II will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order.

CUSTOMERS OF INSTITUTIONS

         Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy II's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of shares. Depending on the terms of the arrangement between a particular institution and Galaxy II's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by Galaxy II's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their institution should contact such entity directly for appropriate purchase instructions.

OTHER PURCHASE INFORMATION

         On a Business Day when the New York Stock Exchange (the "Exchange") closes early due to a partial holiday or otherwise, Galaxy II will advance the time at which purchase orders must be received in order to be processed on that Business Day.

                            REDEMPTION OF FUND SHARES

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PDI. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy II will advance the time at which redemption orders must be received in order to be processed on that Business Day. Galaxy II may require any information reasonably necessary to ensure that a redemption has been duly authorized. Galaxy II reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         Galaxy II may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy II may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy II has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.


                                INVESTOR PROGRAMS

         The following information supplements the description in the applicable Prospectus as to the various investment programs available to holders of Shares of the Funds.


EXCHANGE PRIVILEGE

         Investors may, after appropriate prior authorization, exchange shares of a Fund having a value of at least $100 for shares of any of the other funds or portfolios offered by Galaxy II or otherwise advised by Fleet or its affiliates in which the investor maintains an account, provided that such other shares may legally be sold in the state of the investor's residence. The minimum initial investment to establish a new account by exchange in another Fund offered by Galaxy II is $2,500, unless at the time of the exchange the investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100.

         An exchange involves a redemption of all or a portion of the shares of a Fund and the investment of the redemption proceeds in shares of another fund or portfolio offered by Galaxy II or otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of the fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy II's exchange privilege, investors should call 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectus(es) prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus and/or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy II reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy II will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy II which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

         Shares of the Funds (except for the Municipal Bond Fund) are available for purchase in connection with the following tax-deferred prototype retirement plans:

         INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAs") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

         SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

         MULTI-EMPLOYEE RETIREMENT PLANS ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

         KEOGH PLAN, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

         Investors purchasing shares of a Fund pursuant to a retirement plan are not subject to the minimum investment provisions described in the applicable Prospectus. Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Brokerage Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM

         The Automatic Investment Program permits an investor to purchase Fund shares each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Fund shares are purchased by transferring funds from the investor's checking, bank money market or NOW account designated by the investor. The account designated will be debited in the specified amount, and Fund shares will be purchased on a monthly or quarterly basis on any Business Day designated by the investor. If the designated day follows a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan permits an investor to automatically redeem Fund shares on a monthly, quarterly, semi-annual or annual basis on any Business Day designated by the investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC (but not less than five days before a payment date). There is no charge for this service.

PAYROLL DEDUCTION PROGRAM

         To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy II Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Shares of the applicable Fund(s) will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

         Galaxy II reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy II may terminate an investor's participation upon 30 days' notice to the investor.


                                      TAXES

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). The Municipal Bond Fund intends to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt for federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. Each Index Fund intends to distribute its income to shareholders each year, so that each Index Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to qualify as a regulated investment company: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

         Shares of the Municipal Bond Fund would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, the shareholder would not gain any additional benefit from the Fund's dividends being tax-exempt. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

STATE AND LOCAL

         Exempt-interest dividends and other distributions paid by the Municipal Bond Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to certain financial instruments and futures contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.


                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy II's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and Galaxy II's Declaration of Trust. The Trustees and executive officers of Galaxy II, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                                      Positions with       Principal Occupation(s) During
Name and Address and Age                              Galaxy Fund II       Past 5 Years and Other Affiliations
------------------------                              ---------------      -----------------------------------
Dwight E. Vicks, Jr.                                  Chairman and         President & Director, Vicks Lithograph &
Vicks Lithograph & Printing Corporation               Trustee              Printing Corporation (book manufacturing and
Commercial Drive                                                           commercial printing); Director, Utica First
P.O. Box 270                                                               Insurance Company; Trustee, Savings Bank of
Yorkville, NY  13495                                                       Utica; Director, Monitor Life Insurance
Age 67                                                                     Company; Director, Commercial Travelers
                                                                           Mutual Insurance Company; Trustee, The
                                                                           Galaxy Fund; Trustee, The Galaxy VIP Fund.

John T. O'Neill*                                      President,           Private Investor; Executive Vice President
28 Narragansett Bay Avenue                            Treasurer and        and Chief Financial Officer, Hasbro, Inc.
Warwick, RI  02889                                    Trustee              (toy and game manufacturer) until December
Age 55                                                                     1999; Trustee, The Galaxy Fund; Trustee, The
                                                                           Galaxy VIP Fund.


                                      -30-


                                                      Positions with       Principal Occupation(s) During
Name and Address and Age                              Galaxy Fund II       Past 5 Years and Other Affiliations
------------------------                              ---------------      -----------------------------------
Louis DeThomasis                                      Trustee              President, Saint Mary's College of
Saint Mary's College of Minnesota                                          Minnesota; Director, Bright Day Travel,
Winona, MN 55987                                                           Inc.; Trustee, Religious Communities Trust;
Age 59                                                                     Trustee, The Galaxy Fund; Trustee, The
                                                                           Galaxy VIP Fund.


Donald B. Miller                                      Trustee              Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                     services); Director/Trustee, Lexington
Boynton Beach, FL  33436                                                   Funds; Chairman of the Board, Executive
Age 74                                                                     Committee, Compton International, Inc.
                                                                           (advertising agency); Trustee, Keuka
                                                                           College; Trustee, The Galaxy Fund; Trustee,
                                                                           The Galaxy VIP Fund.

James M. Seed                                         Trustee              Chairman and President, The Astra Projects,
The Astra Ventures, Inc.                                                   Incorporated (land development); President,
One Citizens Plaza                                                         The Astra Ventures, Incorporated (previously
Providence, RI  02903                                                      Buffinton Box Company - manufacturer of
Age 59                                                                     cardboard boxes); Commissioner, Rhode Island
                                                                           Investment Commission; Trustee, The Galaxy
                                                                           Fund; Trustee, The Galaxy VIP Fund.

Bradford S. Wellman*                                  Trustee              Private Investor; Vice President and
2468 Ohio Street                                                           Director, Acadia Management Company
Bangor, ME  04401                                                          (investment services); Director, Essex
Age 68                                                                     County Gas Company, until January 1994;
                                                                           Director, Maine Mutual Fire Insurance Co.;
                                                                           Member, Maine Finance Authority; Trustee,
                                                                           The Galaxy Fund; Trustee, The Galaxy VIP
                                                                           Fund.

                                      -31-

                                                      Positions with       Principal Occupation(s) During
Name and Address and Age                              Galaxy Fund II       Past 5 Years and Other Affiliations
------------------------                              ---------------      -----------------------------------
W. Bruce McConnel, III                                Secretary            Partner of the law firm of  Drinker  Biddle &
One Logan Square                                                           Reath LLP, Philadelphia, Pennsylvania.
18th & Cherry Streets
Philadelphia, PA  19103-6996
Age 57

Jylanne Dunne                                         Vice President       Vice President, PFPC Inc., 1990 to present.
PFPC Inc.                                             and Assistant
4400 Computer Drive                                   Treasurer
Westborough, MA  01581-5108
Age 41



William Greilich                                      Vice President       Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                                  President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                        1996 to present.
Westborough, MA 01581-5108
Age 46

* May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Effective May 28, 1999, each Trustee receives an annual aggregate fee of $45,000 for his services as a Trustee of Galaxy II, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("Galaxy VIP") (collectively, the "Trusts"), plus an additional $3,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and is reimbursed for expenses incurred in attending all meetings. Each Trustee also receives $750 for each telephone Board meeting in which the Trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the Trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500, for their services in these respective capacities. The foregoing Trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to May 28, 1999, each Trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a Trustee of the Trusts plus an additional $3,250 for each in-person Galaxy Board meeting attended, with all other meeting fees being the same as those currently in effect.

         Beginning March 1, 1996, each Trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC receives any compensation from Galaxy II for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a Trustee, officer or employee of Galaxy II.

         As of the date of this Statement of Additional Information, the Trustees and officers of Galaxy II owned less than 1% of its outstanding shares.

         The following chart provides certain information about the Trustee fees for the fiscal year ended March 31, 2000:

                                                                                                  TOTAL
                                                              PENSION OR                          COMPENSA-
                                                              RETIREMENT                          TION FROM
                                                              BENEFITS                            FUND
                           AGGREGATE                          ACCRUED                             COMPLEX*
NAME OF                    COMPENSATION                       AS PART OF                          PAID TO
PERSON/POSITION            FROM GALAXY II                     GALAXY II EXPENSES                  TRUSTEES
---------------            --------------                     ------------------                  --------
Bradford S. Wellman            $4,231                               None                          $57,500
Trustee

Dwight E. Vicks, Jr.           $4,525                               None                          $61,500
Chairman and Trustee

Donald B. Miller**             $4,231                               None                          $57,500
Trustee

Louis DeThomasis               $4,231                               None                          $57,500
Trustee

John T. O'Neill                $4,428                               None                          $60,000
President, Treasurer
   and Trustee

James M. Seed**                $4,231                               None                          $57,500
Trustee

* The "Fund Complex" consists of Galaxy II, The Galaxy Fund and The Galaxy VIP Fund, which comprised a total of 42 separate portfolios as of March 31, 2000.

** Deferred compensation (including interest) in the amounts of $127,521 and $146,057 accrued during Galaxy II's fiscal year ended March 31, 2000 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of Galaxy II. However, Galaxy II's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy II, and that every note, bond, contract, order or other undertaking made by Galaxy II shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of Galaxy II's property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy II itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer or agent of Galaxy II shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Galaxy II estate or the conduct of any business of Galaxy II; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or Galaxy II shall look solely to Galaxy II's property for payment.

         With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy II to the same extent to which they themselves are entitled to indemnification.

CODES OF ETHICS

         Galaxy II and Fleet have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that: (i) establish procedures for personnel with respect to personal investing; (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds; and
(iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.


                               INVESTMENT ADVISER

         Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the Advisory Agreement other than the cost of securities (including brokerage commissions) purchased for the Funds.

         For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of each Index Fund and 0.25% of the average daily net assets of the Municipal Bond Fund. During the last three fiscal years, Galaxy II paid advisory fees to Fleet as set forth below:

                                                                          FOR THE FISCAL YEAR ENDED MARCH 31:
FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Large Company Index................................................   $953,726         $691,409          $523,353
Small Company Index................................................   $268,924         $320,032          $365,498
Utility Index......................................................    $55,225         $ 56,600          $ 48,970
U.S. Treasury Index................................................   $180,420         $158,811          $113,719
Municipal Bond.....................................................    $57,980         $ 46,712          $ 48,421

         The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of Trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy II's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy II or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


                       ADMINISTRATOR AND SUB-ADMINISTRATOR

         Pursuant to its administration agreement with Galaxy II (the "Administration Agreement"), Fleet National Bank ("FNB") generally assists in certain aspects of the administration and operation of the Funds. FNB has agreed to maintain office facilities for Galaxy II, furnish Galaxy II with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy II, and compute the net asset value and net income of the Funds. In addition, FNB prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy II's operations. Pursuant to the Administration Agreement, FNB may delegate to another organization the performance of some or all of these services, in which case FNB will be responsible for all compensation payable to such organization and will remain liable for losses or failures resulting from the actions or omissions of such agent. FNB has entered into a Sub-Administration Agreement with PFPC, pursuant to which PFPC has agreed to provide Galaxy II with the services which Galaxy II is entitled to receive under the Administration Agreement with FNB. For the services provided to the Funds, FNB is entitled to receive administration fees at the annual rates of 0.30% of the average daily net assets of each of the Index Funds and 0.35% of the average daily net assets of the Municipal Bond Fund.

         During the last three fiscal years, FNB received administration fees as set forth below:

                                                                          FOR THE FISCAL YEAR ENDED MARCH 31:

FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Large Company Index................................................  $2,861,179       $2,074,227        $1,570,060
Small Company Index................................................   $806,772         $ 960,095        $1,096,493
Utility Index......................................................   $165,674         $ 169,800         $ 146,908
U.S. Treasury Index................................................   $541,259         $ 476,434         $ 341,158
Municipal Bond.....................................................   $81,172          $ 65,396          $ 67,789

         During the last three fiscal years, PFPC reimbursed expenses as follows:

                                                                          FOR THE FISCAL YEAR ENDED MARCH 31:

FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Large Company Index................................................   $25,648           $14,963           $11,230
Small Company Index................................................    $6,866           $ 6,910           $ 8,223
Utility Index......................................................    $1,425           $ 1,224           $ 1,106
U.S. Treasury Index................................................    $4,715           $ 3,441           $ 2,568
Municipal Bond.....................................................     $580             $ 404             $ 428

         FNB bears all expenses in connection with its duties under the Administration Agreement and bears all of Galaxy II's expenses with the following exceptions: brokerage fees and commissions; fees and expenses of Trustees who are not officers, directors or employees of Fleet, FNB, PDI or any of their affiliates; taxes; interest; sub-account fees payable with respect to shares of the Funds held by defined contribution plans; and any extraordinary non-recurring expenses, including litigation to which Galaxy II may be a party.

         The Administration Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of duty, FNB shall not be liable to Galaxy II for any error of judgment or mistake of law or for any loss sustained by Galaxy II. The Administration Agreement is terminable without penalty by Galaxy II on sixty days' written notice when authorized by vote of a majority of its Board of Trustees, or by FNB on sixty days' written notice.

         The Administration Agreement provides that the agreement remains in effect until June 30 of each year, unless earlier terminated, as long as such continuance is annually approved by a vote of Trustees who are not parties to the contract or "interested persons," as defined by the 1940 Act, of any such party cast in person at a meeting specially called for the purpose of voting on the continuance of the agreement.


                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds pursuant to a Mutual Fund Custody Agreement (the "Custody Agreement").

         Under the Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; and (v) respond to correspondence from security brokers and others relating to its duties.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; and (iv) maintain shareholder accounts.

         Galaxy II and PFPC may enter into agreements with one or more entities, including FNB and other affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to shares of the Index Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Index Fund shares and the dollar value of shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Index Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by the Index Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the shareholders of the Index Funds indirectly bear these fees.

         Fleet Bank and Columbia Trust Company, affiliates of Fleet, are paid fees for Sub-Account Services performed with respect to shares of the Index Funds held by defined contribution plans. Pursuant to agreements with Galaxy II and PFPC, Fleet Bank and Columbia Trust Company are entitled to a payment of $21.00 per year for each defined contribution plan participant sub-account. For the fiscal year ended March 31, 2000, Fleet Bank and Columbia Trust Company received $662,544 and $15,810, respectively, for Sub-Account Services.


                             PORTFOLIO TRANSACTIONS

         Fleet will select specific portfolio investments and effect transactions for the Funds. Fleet seeks to obtain the best net price and the most favorable execution of orders. Fleet may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or Fleet. Fleet is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet's overall responsibilities to the particular Fund and to Galaxy II. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the investment advisory agreement between Galaxy II and Fleet are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. During the fiscal year ended March 31, 2000, the total amount of soft dollar commissions paid by the Large Company Index Fund, Small Company Index Fund and Utility Index Fund were $179,279, $229,942 and $22,748, respectively.

         Municipal securities and U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued municipal securities and U.S. Government securities may be purchased directly from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of municipal securities or U.S. Government securities.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

         During the fiscal years ended March 31, 1998, March 31, 1999 and March 31, 2000, the Funds paid the following commissions to broker-dealers for execution of portfolio transactions:

                                                                          FOR THE FISCAL YEAR ENDED MARCH 31:

FUND                                                                    2000             1999              1998
----                                                                    ----             ----              ----
Large Company Index................................................   $154,863         $ 77,910          $ 84,998
Small Company Index................................................   $225,298         $169,035          $652,975
Utility Index......................................................   $24,314          $ 12,125          $106,486
U.S. Treasury Index................................................      $0               $ 0               $ 0
Municipal Bond.....................................................      $0               $ 0               $ 0

         The differences in the level of brokerage commissions paid by certain of the Index Funds during the last three fiscal years are attributable to the following events. During the fiscal year ended March 31, 1998, the shareholders of the Small Company Index Fund and Utility Index Fund approved a change in each Fund's respective benchmark index. The change increased the brokerage commissions paid by each Fund during that year, as Fleet adjusted the composition of the Fund to match its new index.

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy II and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy II, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy II's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                                   DISTRIBUTOR

         PDI serves as Galaxy II's distributor. PDI is a registered broker-dealer with principal offices located at 3200 Horizon Drive, King of Prussia, PA 19406. Jane Haegele is the sole shareholder of PDI.

         Unless otherwise terminated, the Distribution Agreement between Galaxy II and PDI remains in effect until November 30, 2000, and will continue from year to year upon annual approval by Galaxy II's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy II and by the vote of a majority of the Board of Trustees of Galaxy II who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act. PDI does not receive any compensation from Galaxy II or any of the Funds for its services under the Distribution Agreement.


                                    AUDITORS

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, serve as auditors to Galaxy II. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in Galaxy II's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the fiscal year ended March 31, 2000 and 1999 have been audited by Ernst & Young LLP. The financial highlights for the Funds included in the Prospectuses for the fiscal years ended March 31, 1998, 1997 and 1996 have been audited by Galaxy II's former auditors.


                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy II, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to Galaxy II and will pass upon certain legal matters on its behalf.


                        PERFORMANCE AND YIELD INFORMATION

         From time to time, a Fund may quote its performance, as based upon its total return, or its tax-equivalent yield in the case of the U.S. Treasury Index Fund and Municipal Bond Fund, in advertisements or in reports and other communications to shareholders.

         The average annual total returns for shares of the Funds for the one-year and five-year periods and since the inception of the Funds are set forth below:

                                                                                                   SINCE
FUND                                                      ONE-YEAR            FIVE-YEAR          INCEPTION
----                                                      --------            ---------          ---------
Large Company Index.....................................   17.20%               26.25%             20.31%
Small Company Index.....................................   30.52%               16.39%             16.74%
Utility Index...........................................   7.52%                14.04%             10.88%
U.S. Treasury Index.....................................   2.39%                6.84%              7.11%
Municipal Bond..........................................   -0.05%               4.95%              4.76%

(1) The Large Company and Small Company Index Funds commenced operations on October 1, 1990.

(2) The Utility Index Fund commenced operations on January 5, 1993.

(3) The U.S. Treasury Index Fund commenced operations on June 4, 1991.

(4) The Municipal Bond Fund commenced operations on April 15, 1993.

         Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, change in value of initial investment, income dividends and capital gains distributions). A Fund's "average annual total return" figures described in the Prospectuses are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
                                         n
                                   P(1+T) =ERV

Where:            P   =    a hypothetical initial payment of $1,000.

                  T   =    average annual total return.
                  n   =    number of years.
                ERV   =    Ending Redeemable Value of a hypothetical
                           $1,000 investment made at the beginning of a period, at the end of a 1-, 5- or 10-year period
                           (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         Yield is calculated by annualizing the net investment income generated by the U.S. Treasury Index Fund and Municipal Bond Fund over a specified thirty-day period according to the following formula:
                                              6
                             YIELD = 2[(a-b+1)  -1]
                                        ---
                                        cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

         The U.S. Treasury Index Fund's yield for the 30-day period ended March 31, 2000 was 6.12%. The Municipal Bond Fund's yield for the 30-day period ended March 31, 2000 was 4.45%.

         Tax-equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         The Municipal Bond Fund's tax-equivalent yield for the 30-day period ended March 31, 2000 was 6.18% for a federal marginal income tax ("FMIT") bracket of 28%, 6.45% for a FMIT bracket of 31%, 6.95% for a FMIT bracket of 36% and 7.37% for a FMIT bracket of 39.6%.

PERFORMANCE REPORTING

         A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         Comparative performance information may be used from time to time in advertising the shares of a Fund, including data from Lipper Analytical Services, Inc., Ibbotson Associates, Morningstar, Inc., the Dow Jones Industrial Average, the BIG Index, the S&P 500, the S&P SmallCap 600 Index, the S&P Utilities Index, the U.S. Treasury Index or similar independent services that monitor the performance of mutual funds or other industry publications.

         Galaxy II may compare the performance of the Large Company Index Fund and the Small Company Index Fund to certain U.S. diversified equity mutual funds, as calculated by Morningstar, Inc. or another industry service and with that of the S&P 500 and the S&P SmallCap 600 Index, respectively. The performance of the Utility Index Fund may be compared to certain utility funds, as calculated by Morningstar, Inc. or another industry service and with that of the S&P Utilities Index. In addition, Galaxy II may compare the performance of the U.S. Treasury Index Fund to certain U.S. fixed income mutual funds, as calculated by Morningstar, Inc. or another industry service and with that of the U.S. Treasury Index.

COMPARING TAX-EXEMPT AND TAXABLE YIELDS - MUNICIPAL BOND FUND

         Before choosing a tax-exempt investment such as the Municipal Bond Fund, you should determine if you would be better off with taxable or tax-exempt income in your particular marginal tax bracket. To compare taxable and tax-exempt income, you should calculate the "tax-equivalent yield" for the Fund and compare it with the yield of a taxable investment with similar credit and maturity standards.

         The tax-equivalent yield for the Fund is based upon the Fund's tax-exempt yield and your marginal tax bracket. The formula is:

                      Fund's Tax-Exempt Yield     = Your Tax-Equivalent Yield
                  --------------------------------
                  100% - Your Marginal Tax Bracket

         For example, if you are in the 36% tax bracket and can earn a tax-exempt yield of 4.0%, the tax-equivalent yield would be 6.2%, as shown here:

                              4.0%               =        4.0%  =  6.2%
                  ----------------------------            ----
                        100% - 36%                         64%

         In this example you would invest in the 4.0% tax-exempt investment if your taxable alternative yielded less than 6.2%. You would invest in the taxable investment if you expected its yield to be greater than 6.2% (assuming, of course, similar credit and maturity standards).

         The following table shows tax-equivalent yields for various tax brackets and tax-exempt yields. There can be no guarantee that the Fund will achieve any specific yield. Also, although the Fund's objective is to seek tax-exempt income, it is possible from time to time for some small portion of the Fund's income to be taxable. Also, a portion of the Fund's income may be subject to the alternative minimum tax.

           FEDERAL MARGINAL                       TAX-EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
          INCOME TAX BRACKET               -----------------------------------------------------------------------
          ------------------
                                             2%         3%         4%         5%         6%         7%         8%
                                             --         --         --         --         --         --         --
                   15%                      2.4%       3.5%       4.7%       5.9%       7.1%        8.2%       9.4%
                   28%                      2.8%       4.2%       5.6%       6.9%       8.3%        9.7%      11.1%
                   31%                      2.9%       4.3%       5.8%       7.2%       8.7%       10.1%      11.6%
                   36%                      3.1%       4.7%       6.2%       7.8%       9.4%       10.9%      12.5%
                 39.6%                      3.3%       5.0%       6.6%       8.3%       9.9%       11.6%      13.2%


                                  MISCELLANEOUS

         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy II upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy
II not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy II, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy II's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of May 22, 2000, the name, address and percentage ownership of the persons who owned of record or were known by Galaxy II to own beneficially 5% or more of the outstanding shares of any portfolio of Galaxy II were as follows:


                                    PERCENT                                                      PERCENT
REGISTRATION NAME                   OWNERSHIP                REGISTRATION NAME                   OWNERSHIP
----------------------------------------------------         ------------------------------------------------
LARGE COMPANY INDEX
        Gales & Co.                  37.40%                     Gales & Co.                       6.26%
        Fleet Investment                                        Fleet Investment
        Services                                                Services
        Mutual Funds Unit -                                     Mutual Funds Unit -
        NY/RO/TO4A                                              NY/RO/TO4A
        159 East Main Street                                    159 East Main Street
        Rochester, NY  14638-                                   Rochester, NY  14638-
        0001                                                    0001


                                      -45-

                                    PERCENT                                                      PERCENT
REGISTRATION NAME                   OWNERSHIP                REGISTRATION NAME                   OWNERSHIP
----------------------------------------------------         ------------------------------------------------
US TREASURY INDEX
        Gales & Co.                       16.47%             MUNICIPAL BOND INDEX
        Fleet Investment Services                               Bob & Co.                         26.89%
        Mutual Funds Unit -                                     c/o Bank of Boston
        NY/RO/TO4A                                              Attn:    Mutual    Fd   Dept.
        159 East Main Street                                    45-02-06
        Rochester, NY  14638-0001                               PO Box 1809
                                                                Boston, MA  02105-1809
        Gales & Co.                       9.13%
        Fleet Investment Services                               Gales & Co.                       9.46%
        Mutual Funds Unit -                                     Fleet Investment Services
        NY/RO/TO4A                                              Mutual Funds Unit -
        159 East Main Street                                    NY/RO/TO4A
        Rochester, NY  14638-0001                               159 East Main Street

         No person owned of record or was known by Galaxy II to own beneficially 5% or more of the outstanding shares of the Small Company Index Fund, the Utility Index Fund or the Municipal Bond Fund.


                              FINANCIAL STATEMENTS

         Galaxy II's Annual Report to Shareholders (the "Annual Report") with respect to the Funds for the fiscal year ended March 31, 2000 has been filed with the SEC. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements and Financial Highlights included in the Annual Report for the Funds for the fiscal years ended March 31, 2000 and 1999 have been audited by Galaxy II's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon the report given upon the authority of such firm as experts in accounting and auditing. The financial statements and Financial Highlights included in the Annual Report for the Funds for the fiscal years ended March 31, 1998, 1997 and 1996 were audited by Galaxy II's former independent auditors, whose report dated May 8, 1998 expressed an unqualified opinion on such financial statements and financial highlights.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.
         - `NR' indicates the Fitch does not rate the issuer or issue in question.
         - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
         - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


         Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

         "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

         "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

         "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


         Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.